                                                             File No. 33-71054
                                                                      811-8814



                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-4

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
                           Post-Effective Amendment No. 9

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 15

                              SEPARATE ACCOUNT VA-K OF
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             (Exact Name of Registrant)

                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                (Name of Depositor)
                                 440 Lincoln Street
                                Worcester, MA 01653
                (Address of Depositor's Principal Executive Offices)
                                   (508) 855-1000
                (Depositor's Telephone Number, including Area Code)

                    Abigail M. Armstrong, Secretary and Counsel
            First Allmerica Financial Life Insurance and Annuity Company
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)

            It is proposed that this filing will become effective:

            ___ immediately upon filing pursuant to Paragraph (b) of Rule 485 _X_ on May 1, 1998 pursuant to Paragraph (b) of Rule 485
            ___ 60 days after filing pursuant to Paragraph (a) (1) of Rule 485
            ___ on (date) pursuant to Paragraph (a) (1) of Rule 485
            ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the 1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1997 was filed on or before March 30, 1998.

              CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                            ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------

1 . . . . . . . . . Cover Page

2 . . . . . . . . . Special Terms

3 . . . . . . . . . Summary;  Annual and Transaction Expenses

4 . . . . . . . . . Condensed Financial Information; Performance Information

5 . . . . . . . . . Description of the Company, the Separate Account, and
                    Delaware Group Premium Fund, Inc.

6 . . . . . . . . . Charges and Deductions

7 . . . . . . . . . Prospectus:  The Variable Annuity Policies

8 . . . . . . . . . The Variable Annuity Policies

9 . . . . . . . . . Death Benefit

10. . . . . . . . . Purchase Payments;  Computation of Policy Values and
                    Annuity Payments

11. . . . . . . . . Surrender;  Partial Redemption

12. . . . . . . . . Federal Tax Considerations

13. . . . . . . . . Legal Matters

14. . . . . . . . . Statement of Additional Information-Table of Contents

15. . . . . . . . . Cover Page

16. . . . . . . . . Table of Contents

17. . . . . . . . . General Information and History

18. . . . . . . . . Services

19. . . . . . . . . Underwriters

21. . . . . . . . . Performance Information

22. . . . . . . . . Annuity Payments

23. . . . . . . . . Financial Statements

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

                                                          DELAWARE MEDALLION III

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1998         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY.

1.  THE DELAWARE MEDALLION III VARIABLE ANNUITY CONTRACT

The Delaware Medallion III variable annuity contract is a contract between you and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. Delaware Medallion III combines the concept of professional money management with the attributes of an annuity contract.


Delaware Medallion III offers a diverse selection of investment portfolios. You may allocate your payments among any of 16 investment portfolios of the Delaware Group Premium Fund, Inc., the Guarantee Period Accounts and the Fixed Account (the Guaranteed Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.



Like all annuities, the contract has an ACCUMULATION PHASE and an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.



During the ANNUITY PAYOUT PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the annuity payout phase will, in part, be determined by your contract's growth during the accumulation phase.


2.  ANNUITY BENEFIT PAYMENTS

If you choose to annuitize your contract, you may select one of six annuity options: (1) monthly payments for your lifetime; (2) monthly payments for your lifetime, but for not less than 10 years; (3) monthly payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid; (4) monthly payments for your lifetime and your survivor's lifetime; (5) monthly payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) monthly payments for a specified period of 1 to 30 years.

You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3.  PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. Payments are not limited as to frequency, but there are certain limitations as to amount. Currently, the initial payment must be at least $600. In all cases, each subsequent payment must be at least $50.

4.  INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following investment series:

Decatur Total Return        Emerging Markets Series
Series
Devon Series                Delaware Series
DelCap Series               Convertible Securities
                            Series
Social Awareness Series     Delchester Series
REIT Series                 Capital Reserves Series
Small Cap Value Series      Strategic Income Series
Trend Series                Cash Reserve Series
International Equity        Global Bond Series
Series

You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods during which interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5.  EXPENSES


Each year and upon surrender, a $30 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.40% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other series operating expenses that vary by investment series.



If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 1% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence. There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers after your 12 free transfers.


The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.03%), the 1.40% insurance charges and the investment charges for each investment series. The next two columns show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in an investment series which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the surrender charges.

For year 10, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.


                                                                                                                EXAMPLES:
                                                                                                         TOTAL ANNUAL EXPENSE AT
                                                                                                                THE END OF
                                                                                                         ------------------------
                                               TOTAL ANNUAL          TOTAL ANNUAL        TOTAL ANNUAL        (1)          (2)
INVESTMENT SERIES                            INSURANCE CHARGES    INVESTMENT CHARGES        CHARGES        1 YEAR      10 YEARS
------------------------------------------  -------------------  ---------------------  ---------------  -----------  -----------
Decatur Total Return Series...............           1.43%                 0.71%               2.14%      $      83    $     244
Devon Series..............................           1.43%                 0.80%               2.23%      $      83    $     253
DelCap Series.............................           1.43%                 0.85%               2.28%      $      84    $     258
Social Awareness Series...................           1.43%                 0.85%               2.28%      $      84    $     258
REIT Series*..............................           1.43%                 0.85%               2.28%      $      84    $     258
Small Cap Value Series....................           1.43%                 0.85%               2.28%      $      84    $     258
Trend Series..............................           1.43%                 0.85%               2.28%      $      84    $     258
International Equity Series...............           1.43%                 0.90%               2.33%      $      84    $     263
Emerging Markets Series...................           1.43%                 1.50%               2.93%      $      90    $     322
Delaware Series...........................           1.43%                 0.67%               2.10%      $      82    $     240
Convertible Securities Series.............           1.43%                 0.85%               2.28%      $      84    $     258
Delchester Series.........................           1.43%                 0.70%               2.13%      $      83    $     243
Capital Reserves Series...................           1.43%                 0.75%               2.18%      $      83    $     248
Strategic Income Series...................           1.43%                 0.80%               2.23%      $      83    $     253
Cash Reserve Series.......................           1.43%                 0.64%               2.07%      $      82    $     237
Global Bond Series........................           1.43%                 0.85%               2.28%      $      84    $     258



* For this newly formed Fund, the charges have been estimated.


The charges reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus.

6.  TAXES

You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7.  WITHDRAWALS


You can withdraw money from your contract at any time during the accumulation phase. Any payment invested for more than seven years can be withdrawn without a surrender charge. For amounts invested seven year or less, you can withdraw, without a charge, the GREATEST of: (1) 100% of cumulative earnings; (2) 15% of the contract value per calendar year; or (3) if you are the Owner and Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other non-natural person.)



Surrender charges will also be waived if you, the Owner, become disabled after the contract is issued and before age 65. Under New York contracts, the disability must also exist for a continuous period of at least four months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility for the later of one year from issue or 90 days.

Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the guarantee period will be subject to a market value adjustment which may increase or decrease the value in the account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8.  PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the investment series you choose. The following chart illustrates past returns for each investment series based on the Sub-Account inception date. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the investment series. They do not reflect the surrender charges and if applied would reduce such performance. Past performance is not a guarantee of future results


                                                                         CALENDAR YEAR
                                                             -------------------------------------
INVESTMENT SERIES                                               1997         1996         1995
-----------------------------------------------------------  -----------  -----------  -----------
Decatur Total Return Series................................      29.19%       18.99%       34.23%
Devon Series...............................................      N/A          N/A          N/A
DelCap Series..............................................      13.28%       12.82%       27.73%
Social Awareness Series....................................      N/A          N/A          N/A
REIT Series................................................      N/A          N/A          N/A
Small Cap Value Series.....................................      31.06%       20.80%       22.11%
Trend Series...............................................      19.66%        9.40%       37.28%
International Equity Series................................       5.10%       18.31%       12.28%
Emerging Markets Series....................................      N/A          N/A          N/A
Delaware Series............................................      24.64%       14.24%       24.81%
Convertible Securities Series..............................      N/A          N/A          N/A
Delchester Series..........................................      12.04%       11.16%       13.88%
Capital Reserves Series....................................       6.09%        2.54%       12.56%
Strategic Income Series....................................      N/A          N/A          N/A
Cash Reserve Series........................................       3.62%        3.42%        4.08%
Global Bond Series.........................................      -0.54%         N/A          N/A


9.  DEATH BENEFIT


If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments, decreased proportionately to reflect any prior withdrawals; or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.



This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


10.  OTHER INFORMATION


FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine Provision."

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Capital Reserves Series, Cash Reserve Series, Strategic Income Series or Fixed Account to one or more of the other investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

NO PROBATE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.

11.  INQUIRIES

If you need more information you may contact us at 1-800-533-2124 or send correspondence to:

       Delaware Medallion
       Allmerica Financial
       P.O. Box 8632
       Boston, Massachusetts 02266-8632

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                         FUNDED THROUGH SUB-ACCOUNTS OF
                  SEPARATE ACCOUNT VA-K INVESTING IN SHARES OF
                       DELAWARE GROUP PREMIUM FUND, INC.

This Prospectus describes interests under flexible payment deferred combination variable and fixed annuity contracts, issued either on a group basis or as individual contracts by First Allmerica Financial Life Insurance Company (the "Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to herein collectively as the "Contract(s)." The following is a summary of information about the Contract. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the Contract's Variable Account, known as Separate Account VA-K. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following series of Delaware Group Premium Fund, Inc. ("DGPF"):

Decatur Total Return       Trend Series               Delchester Series
Series
Devon Series               International Equity       Capital Reserves
                           Series                     Series
DelCap Series              Emerging Markets Series    Strategic Income
                                                      Series
Social Awareness Series    Delaware Series            Cash Reserve Series
REIT Series                Convertible Securities     Global Bond Series
                           Series
Small Cap Value Series

In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account and, during the accumulation phase, to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned in a Guarantee Period Account is guaranteed if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Amounts allocated to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.


Additional information is contained in a Statement of Additional Information ("SAI"), dated May 1, 1998, as may be amended from time to time, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the SAI is listed on page 4 of this Prospectus. The SAI is available upon request and without charge. To obtain the SAI, fill out and return the attached request card, or contact Annuity Client Services, telephone 1-800-533-2124.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF DELAWARE GROUP PREMIUM FUND, INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1998

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................................          4
SPECIAL TERMS.........................................................................          5
SUMMARY...............................................................................          7
ANNUAL AND TRANSACTION EXPENSES.......................................................         11
CONDENSED FINANCIAL INFORMATION.......................................................         14
PERFORMANCE INFORMATION...............................................................         15
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND
 DELAWARE GROUP PREMIUM FUND, INC.....................................................         20
INVESTMENT OBJECTIVES AND POLICIES....................................................         21
INVESTMENT ADVISORY SERVICES TO DGPF..................................................         23
DESCRIPTION OF THE CONTRACT...........................................................         23
  A.  Payments........................................................................         23
  B.  Right to Revoke Contract........................................................         24
  C.  Transfer Privilege..............................................................         24
        Automatic Transfers and Automatic Account Rebalancing Options.................         24
  D.  Surrender.......................................................................         25
  E.  Withdrawals.....................................................................         26
        Systematic Withdrawals........................................................         26
        Life Expectancy Distributions.................................................         26
  F.  Death Benefit...................................................................         27
        Death of the Annuitant Prior to the Annuity Date..............................         27
        Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date.....         27
        Payment of the Death Benefit Prior to the Annuity Date........................         28
        Death of the Annuitant On or After the Annuity Date...........................         28
  G.  The Spouse of the Owner as Beneficiary..........................................         28
  H  Assignment.......................................................................         28
  I.  Electing the Form of Annuity and the Annuity Date...............................         28
  J.  Description of Variable Annuity Payout Options..................................         29
  K.  Annuity Benefit Payments........................................................         30
        The Annuity Unit..............................................................         30
        Determination of the First and Subsequent Annuity Benefit Payments............         30
  L.  NORRIS Decision.................................................................         31
  M. Computation of Values............................................................         31
        The Accumulation Unit.........................................................         31
        Net Investment Factor.........................................................         32
CHARGES AND DEDUCTIONS................................................................         32
  A.  Variable Account Deductions.....................................................         32
        Mortality and Expense Risk Charge.............................................         32
        Administrative Expense Charge.................................................         33
        Other Charges.................................................................         33
  B.  Contract Fee....................................................................         33
  C.  Premium Taxes...................................................................         33
  D.  Contingent Deferred Sales Charge................................................         34
        Charge for Surrender and Withdrawal...........................................         34
        Reduction or Elimination of Surrender Charge..................................         35
        Withdrawal Without Surrender Charge...........................................         36
        Surrenders....................................................................         36
        Charge at the Time Annuity Benefit Payments Begin.............................         37
  E.  Transfer Charge.................................................................         37
GUARANTEE PERIOD ACCOUNTS.............................................................         37

FEDERAL TAX CONSIDERATIONS............................................................         39
  A.  Qualified and Non-Qualified Contracts...........................................         40
  B.  Taxation of the Contracts in General............................................         40
        Withdrawals Prior to Annuitization............................................         40
        Annuity Payouts After Annuitization...........................................         40
        Penalty on Distribution.......................................................         40
        Assignments or Transfers......................................................         41
        Non-Natural Owners............................................................         41
        Deferred Compensation Plans of State and Local Governments and Tax-Exempt
        Organizations.................................................................         41
  C.  Tax Withholding.................................................................         41
  D.  Provisions Applicable to Qualified Employer Plans...............................         42
        Corporate and Self-Employed Pension and Profit Sharing Plans..................         42
        Individual Retirement Annuities...............................................         42
        Tax-Sheltered Annuities.......................................................         42
        Texas Optional Retirement Program.............................................         43
REPORTS...............................................................................         43
LOANS (QUALIFIED CONTRACTS ONLY)......................................................         43
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         43
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         44
VOTING RIGHTS.........................................................................         44
DISTRIBUTION..........................................................................         44
LEGAL MATTERS.........................................................................         45
FURTHER INFORMATION...................................................................         45
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT................................        A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.......................        B-1
APPENDIX C -- DIFFERENCES UNDER THE DELAWARE MEDALLION I VARIABLE
                ANNUITY CONTRACT (FORM A3019-94GRC)...................................        C-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
EXCHANGE OFFER.......................................................................          5
PERFORMANCE INFORMATION..............................................................          7
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate, and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period, and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding series of Delaware Group Premium Fund, Inc.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.


UNDERLYING FUNDS (OR FUNDS): the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series of Delaware Group Premium Fund, Inc.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading and, on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.

                                    SUMMARY

WHAT IS THE DELAWARE MEDALLION III VARIABLE ANNUITY?

The Delaware Medallion III variable annuity contract is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

- a customized investment portfolio;

- experienced professional investment advisers;

- tax deferral on earnings;

- guarantees that can protect your family during the accumulation phase;

- income that can be guaranteed for life;

- issue age up to your 90th birthday.

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated among the Sub-Accounts investing in series of the Delaware Group Premium Fund, Inc. ("DGPF), to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, the beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below: "WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years; and

- periodic payments over a specified number of years (1-30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?


The Contract is between you, (the "Owner"), and us, First Allmerica Financial Life Insurance Company (the "Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $600 minimum for the initial payment and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account.

YOU HAVE A CHOICE OF 16 SUB-ACCOUNTS INVESTING IN THE FOLLOWING SERIES OF DGPF:

Decatur Total Return Series    Emerging Markets Series
Devon Series                   Delaware Series
DelCap Series                  Convertible Securities
                               Series
Social Awareness Series        Delchester Series
REIT Series                    Capital Reserves Series
Small Cap Value Series         Strategic Income Series
Trend Series                   Cash Reserve Series
International Equity Series    Global Bond Series

Each Underlying Fund operates pursuant to different investment objectives, discussed below, and this range of investment options enables you to allocate your money among the Funds to meet your particular investment needs.

SOME FUNDS MAY NOT BE AVAILABLE IN ALL STATES.


GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently offers nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the Guarantee Period Accounts after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."


FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO IS THE INVESTMENT ADVISER?


Delaware Management Company, Inc. ("Delaware Management") is the investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series. The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").


CAN I MAKE TRANSFERS AMONG THE FUNDS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?


You may surrender the Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other non-natural person.) A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at any time but may be subject to the surrender charge for payments that have not been invested in the Contract for more than seven years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)


You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least four months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined to a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the highest of:

- The Accumulated Value increased by any positive Market Value Adjustment;

- Gross payments, decreased proportionately to reflect withdrawals; or


- The death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.



This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.


(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "F. Death Benefit.")


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on each Contract anniversary and upon surrender, a $30 Contract fee will be deducted from the Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were made.

A deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

The Company will deduct a daily Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the DGPF prospectus which accompanies this Prospectus.

CAN I EXAMINE THE CONTRACT?


Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of the Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, under any Contract issued in New York or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will generally receive a refund of your entire payment. (In certain states the refund under an IRA may be the greater of (1) your payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Revoke Contract."


CAN I MAKE FUTURE CHANGES UNDER THE CONTRACT?

There are several changes you can make after receiving the Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of Contract value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "Premium Taxes."


                                                   YEARS FROM
                                                    DATE OF
CONTRACT CHARGES:                                   PAYMENT       CHARGE
                                                  ------------  -----------

CONTINGENT DEFERRED SALES CHARGE:                     0-1          7.0%
This charge may be assessed upon surrender,            2           6.0%
withdrawal or annuitization under any commutable       3           5.0%
period certain option or a noncommutable period        4           4.0%
certain option of less than ten years. The             5           3.0%
charge is a percentage of payments applied to          6           2.0%
the amount surrendered (in excess of any amount        7           1.0%
that is without surrender charge) within the      More than 7       0%
indicated time period.

TRANSFER CHARGE:                                                   None
The Company currently makes no charge for
processing transfers and guarantees that the
first 12 transfers in a Contract year will not
be subject to a transfer charge. For each
subsequent transfer, the Company reserves the
right to assess a charge, guaranteed never to
exceed $25, to reimburse the Company for the
costs of processing the transfer.

CONTRACT FEE:
The fee is deducted annually and upon surrender                     $30
prior to the Annuity Date when Accumulated Value
is less than $50,000. The fee is waived for
Contracts issued to and maintained by the
trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
(on annual basis as percentage of average daily
net assets)
Mortality and Expense Risk Charge                                  1.25%
Administrative Expense Charge                                      0.15%
                                                                -----------
Total Asset Charge                                                 1.40%

FUND EXPENSES: The following table shows the expenses of the Underlying Funds as of December 31, 1997 (restated, if necessary, to reflect changes in expense limitations effective May 1, 1998.) For more information concerning fees and expenses, see the prospectus of the Underlying Funds.

                                                                                      OTHER EXPENSES (AFTER
                                                                      MANAGEMENT         ANY APPLICABLE           TOTAL
FUND                                                                     FEES            REIMBURSEMENTS)        EXPENSES
------------------------------------------------------------------  ---------------  -----------------------  -------------
Decatur Total Return Series.......................................         0.60%                0.11%              0.71%(2)
Devon Series......................................................         0.54%                0.26%              0.80%(1)(2)
DelCap Series.....................................................         0.63%                0.22%              0.85%(1)(2)
Social Awareness Series...........................................         0.20%                0.65%              0.85%(1)(2)
REIT Series(@)....................................................         0.75%                0.10%              0.85%(1)(2)
Small Cap Value Series............................................         0.60%                0.25%              0.85%(1)(2)
Trend Series......................................................         0.62%                0.23%              0.85%(1)(2)
International Equity Series.......................................         0.75%                0.15%              0.90%(2)(3)
Emerging Markets Series...........................................         0.30%                1.20%              1.50%(1)(2)
Delaware Series...................................................         0.60%                0.07%              0.67%(2)
Convertible Securities Series.....................................         0.05%                0.80%              0.85%(1)(2)
Delchester Series.................................................         0.60%                0.10%              0.70%(2)
Capital Reserves Series...........................................         0.60%                0.15%              0.75%(2)
Strategic Income Series...........................................         0.22%                0.58%              0.80%(1)(2)
Cash Reserve Series...............................................         0.50%                0.14%              0.64%(2)
Global Bond Series................................................         0.52%                0.33%              0.85%(1)(2)

(@) Estimated after expense reimbursement.

(1) For the fiscal year ended December 31, 1997, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for Devon Series, 0.87% for DelCap Series, 1.40% for Social Awareness Series (formerly known as "Quantum Series"), 0.90% for Small Cap Value Series (formerly known as "Value Series"), 0.88% for Trend Series, 90% for International Equity Series, 2.45% for Emerging Markets Series, 2.30% for Convertible Securities Series, 1.23% for Strategic Income Series and 1.08% for Global Bond Series.


(2) The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The Investment Adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through October 31, 1998, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 85% for DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities Series and Global Bond Series and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to assume that the new voluntary limitations took effect on January 1, 1997. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.


(3) Effective July 1, 1997, the management fee of the International Equity Series was voluntarily limited to a rate of 0.95% of the average daily net assets, replacing a prior limitation of 0.80%. In 1997, the total annual expenses of the International Equity Series was 0.90% and the management fee was 0.75%.

The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESSER THAN THOSE SHOWN.


(a) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Decatur Total Return Series..................................................   $      83    $     112    $     143    $     244
Devon Series.................................................................   $      83    $     115    $     147    $     253
DelCap Series................................................................   $      84    $     116    $     150    $     258
Social Awareness Series......................................................   $      84    $     116    $     150    $     258
REIT Series..................................................................   $      84    $     116    $     150    $     258
Small Cap Value Series.......................................................   $      84    $     116    $     150    $     258
Trend Series.................................................................   $      84    $     116    $     150    $     258
International Equity Series..................................................   $      84    $     118    $     152    $     263
Emerging Markets Series......................................................   $      90    $     135    $     181    $     322
Delaware Series..............................................................   $      82    $     111    $     141    $     240
Convertible Securities Series................................................   $      84    $     116    $     150    $     258
Delchester Series............................................................   $      83    $     112    $     142    $     243
Capital Reserves Series......................................................   $      83    $     113    $     145    $     248
Strategic Income Series......................................................   $      83    $     115    $     147    $     253
Cash Reserve Series..........................................................   $      82    $     110    $     139    $     237
Global Bond Series...........................................................   $      84    $     116    $     150    $     258


(b) If, at the end of the applicable time period, you annuitize* under a life option or any non-commutable period certain option of ten years or more, or if you do NOT surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets:


FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Decatur Total Return Series..................................................   $      21    $      66    $     113    $     244
Devon Series.................................................................   $      22    $      69    $     118    $     253
DelCap Series................................................................   $      23    $      70    $     120    $     258
Social Awareness Series......................................................   $      23    $      70    $     120    $     258
REIT Series..................................................................   $      23    $      70    $     120    $     258
Small Cap Value Series.......................................................   $      23    $      70    $     120    $     258
Trend Series.................................................................   $      23    $      70    $     120    $     258
International Equity Series..................................................   $      23    $      72    $     123    $     263
Emerging Markets Series......................................................   $      29    $      90    $     153    $     322
Delaware Series..............................................................   $      21    $      65    $     111    $     240
Convertible Securities Series................................................   $      23    $      70    $     120    $     258
Delchester Series............................................................   $      21    $      66    $     113    $     243
Capital Reserves Series......................................................   $      22    $      67    $     115    $     248
Strategic Income Series......................................................   $      22    $      69    $     118    $     253
Cash Reserve Series..........................................................   $      21    $      64    $     110    $     237
Global Bond Series...........................................................   $      23    $      70    $     120    $     258


* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any Contract year under an option, including a life contingency, or under any non-commutable period certain option of ten years or more.

Pursuant to requirements of the Investment Company Act of 1940 ("1940 Act") the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected under the Contract by the Company are divided by the total average net assets attributable to the Contract. The resulting percentage is 0.03, and the amount of the Contract fee is assumed to be $0.30 in the examples. The Contract fee is deducted only when the Accumulated Value is less than $50,000. Lower costs apply to Contracts issued and maintained as part of a 401(k) plan.


                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K


                                                                                   YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------
SUB-ACCOUNT                                                                 1997       1996       1995       1994
------------------------------------------------------------------------  ---------  ---------  ---------  ---------
DECATUR TOTAL RETURN SERIES
Unit Value:
    Beginning of Period.................................................      1.608      1.351      1.006      1.000
    End of Period.......................................................      2.078      1.608      1.351      1.006
Number of Units Outstanding at End of Period (in thousands).............      1,311      1,044        670        455
DEVON SERIES*
Unit Value:
    Beginning of Period.................................................     N/A        N/A        N/A        N/A
    End of Period.......................................................      1.261     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............        106     N/A        N/A        N/A
DELCAP SERIES
Unit Value:
    Beginning of Period.................................................      1.453      1.287      1.008      1.000
    End of Period.......................................................      1.646      1.453      1.287      1.008
Number of Units Outstanding at End of Period (in thousands).............        355        493        300        149
SOCIAL AWARENESS SERIES*
Unit Value:
    Beginning of Period.................................................     N/A        N/A        N/A        N/A
    End of Period.......................................................      1.272     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............        101     N/A        N/A        N/A
SMALL CAP VALUE SERIES
Unit Value:
    Beginning of Period.................................................      1.478      1.223      1.002      1.000
    End of Period.......................................................      1.938      1.478      1.223      1.002
Number of Units Outstanding at End of Period (in thousands).............        235        204        146         82
TREND SERIES
Unit Value:
    Beginning of Period.................................................      1.536      1.404      1.022      1.000
    End of Period.......................................................      1.839      1.536      1.404      1.022
Number of Units Outstanding at End of Period (in thousands).............      1,579        285      1,486        790
INTERNATIONAL EQUITY SERIES
Unit Value:
    Beginning of Period.................................................      1.335      1.128      1.004      1.000
    End of Period.......................................................      1.403      1.335      1.128      1.004
Number of Units Outstanding at End of Period (in thousands).............        554      2,244        358        193
EMERGING MARKETS SERIES*
Unit Value:
    Beginning of Period.................................................     N/A        N/A        N/A        N/A
    End of Period.......................................................      0.754     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............          1     N/A        N/A        N/A

                                                                                   YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------
SUB-ACCOUNT                                                                 1997       1996       1995       1994
------------------------------------------------------------------------  ---------  ---------  ---------  ---------
DELAWARE SERIES
Unit Value:
    Beginning of Period.................................................      1.415      1.238      0.991      1.000
    End of Period.......................................................      1.764      1.415      1.238      0.991
Number of Units Outstanding at End of Period (in thousands).............        420        405        304        173
CONVERTIBLE SECURITIES SERIES*
Unit Value:
    Beginning of Period.................................................     N/A        N/A        N/A        N/A
    End of Period.......................................................      1.156     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............         84     N/A        N/A        N/A
DELCHESTER SERIES
Unit Value:
    Beginning of Period.................................................      1.240      1.116      0.980      1.000
    End of Period.......................................................      1.391      1.240      0.116      0.098
Number of Units Outstanding at End of Period (in thousands).............      1,388      1,003        670        287
CAPITAL RESERVES SERIES
Unit Value:
    Beginning of Period.................................................      1.144      1.115      0.991      1.000
    End of Period.......................................................      1.214      1.144      1.115      0.991
Number of Units Outstanding at End of Period (in thousands).............        287        208        195        181
STRATEGIC INCOME SERIES*
Unit Value:
    Beginning of Period.................................................     N/A        N/A        N/A        N/A
    End of Period.......................................................      1.052     N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............        276     N/A        N/A        N/A
CASH RESERVE SERIES
Unit Value:
    Beginning of Period.................................................      1.096      1.059      1.018      1.000
    End of Period.......................................................      1.138      1.096      1.059      1.018
Number of Units Outstanding at End of Period (in thousands).............        401        125        126        302
GLOBAL BOND SERIES
Unit Value:
    Beginning of Period.................................................      1.107      1.000      1.000     N/A
    End of Period.......................................................      1.102      1.107      1.000     N/A
Number of Units Outstanding at End of Period (in thousands).............          7          0          0          0


* The date of inception of the Sub-Accounts investing in the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic income series was 5/1/97.

                            PERFORMANCE INFORMATION


The Delaware Medallion III Contract was first offered to the public in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Funds have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and, in Tables 1A and 2A, assuming that the Contract is surrendered at the end of the applicable period and, alternatively, in Tables 1B and 2B, assuming that it is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


The yield of a Sub-Account investing in a Fund other than the Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the Underlying Fund charges and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the contingent deferred sales charge but assumes that the Contract is not surrendered at the end of the periods shown.


The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.


For more detailed information about these performance calculations, including actual formulas, see the SAI.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE 1A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                             TOTAL RETURN
                                                                               FOR YEAR                     SINCE
                                                                                 ENDED                   INCEPTION OF
NAME OF UNDERLYING FUND                                                        12/31/97       5 YEARS    SUB-ACCOUNT
---------------------------------------------------------------------------  -------------  -----------  ------------
Decatur Total Return Series................................................       22.19%        N/A           21.39%
Devon Series...............................................................       N/A           N/A            19.06 %
DelCap Series..............................................................         6.54  %     N/A            13.64 %
Social Awareness Series....................................................       N/A           N/A            20.17 %
REIT Series................................................................       N/A           N/A          N/A
Small Cap Value Series.....................................................        24.06  %     N/A            19.21 %
Trend Series...............................................................        12.66  %     N/A            17.47 %
International Equity Series................................................        -1.15  %     N/A             8.71 %
Emerging Markets Series....................................................       N/A           N/A           -17.28 %
Delaware Series............................................................        17.64  %     N/A            15.83 %
Convertible Securities Series..............................................       N/A           N/A             8.70 %
Delchester Series..........................................................         5.37  %     N/A             8.66 %
Capital Reserves Series....................................................        -0.22  %     N/A             4.62 %
Strategic Income Series....................................................       N/A           N/A            -1.06 %
Cash Reserve Series........................................................        -2.55  %     N/A             2.53 %
Global Bond Series.........................................................        -6.46  %     N/A             2.67 %



                                    TABLE 1B
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR
                        PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)



                                                                             TOTAL RETURN
                                                                               FOR YEAR                     SINCE
                                                                                 ENDED                   INCEPTION OF
NAME OF UNDERLYING FUND                                                        12/31/97       5 YEARS    SUB-ACCOUNT
---------------------------------------------------------------------------  -------------  -----------  ------------
Decatur Total Return Series................................................       29.19%        N/A           22.03%
Devon Series...............................................................       N/A           N/A            26.06 %
DelCap Series..............................................................        13.28  %     N/A            14.40 %
Social Awareness Series....................................................       N/A           N/A            27.17 %
REIT Series................................................................       N/A           N/A          N/A
Small Cap Value Series.....................................................        31.06  %     N/A            19.90 %
Trend Series...............................................................        19.66  %     N/A            18.18 %
International Equity Series................................................         5.10  %     N/A             9.57 %
Emerging Markets Series....................................................       N/A           N/A           -12.04 %
Delaware Series............................................................        24.64  %     N/A            16.55 %
Convertible Securities Series..............................................       N/A           N/A            15.58 %
Delchester Series..........................................................        12.04  %     N/A             9.54 %
Capital Reserves Series....................................................         6.09  %     N/A             5.62 %
Strategic Income Series....................................................       N/A           N/A             5.20 %
Cash Reserve Series........................................................         3.62  %     N/A             3.49 %
Global Bond Series.........................................................        -0.54  %     N/A             5.95 %

                                    TABLE 2A
         AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                             SINCE
                                                                              TOTAL RETURN                 INCEPTION
                                                                                FOR YEAR                      OF
                                                                                  ENDED                   UNDERLYING
NAME OF UNDERLYING FUND                                                         12/31/97       5 YEARS       FUND*
----------------------------------------------------------------------------  -------------  -----------  -----------
Decatur Total Return Series.................................................       22.19%        17.93%       11.47%
Devon Series................................................................       N/A           N/A           19.10 %
DelCap Series...............................................................         6.54  %      10.91 %      10.72 %
Social Awareness Series.....................................................       N/A           N/A           20.19 %
REIT Series.................................................................       N/A           N/A          N/A
Small Cap Value Series......................................................        24.06  %     N/A           17.22 %
Trend Series................................................................        12.66  %     N/A           14.93 %
International Equity Series.................................................        -1.15  %       9.67 %       9.47 %
Emerging Markets Series.....................................................       N/A           N/A          -17.29 %
Delaware Series.............................................................        17.64  %      12.93 %      12.28 %
Convertible Securities Series...............................................       N/A           N/A            8.71 %
Delchester Series...........................................................         5.37  %       8.85 %       8.97 %
Capital Reserves Series.....................................................        -0.22  %       4.03 %       5.34 %
Strategic Income Series.....................................................       N/A           N/A           -1.07 %
Cash Reserve Series.........................................................        -2.55  %       2.32 %       3.63 %
Global Bond Series..........................................................        -6.46  %     N/A            2.68 %


                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                        TOTAL RETURN                      SINCE
                                                                          FOR YEAR                     INCEPTION OF
                                                                            ENDED                       UNDERLYING
NAME OF UNDERLYING FUND                                                   12/31/97        5 YEARS         FUND*
---------------------------------------------------------------------  ---------------  ------------  --------------
Decatur Total Return Series..........................................        29.19%          18.24%         11.47%
Devon Series.........................................................        N/A            N/A              26.10  %
DelCap Series........................................................         13.28   %       11.30 %        10.80  %
Social Awareness Series..............................................        N/A            N/A              27.19  %
REIT Series..........................................................        N/A            N/A            N/A
Small Cap Value Series...............................................         31.06   %     N/A              17.68  %
Trend Series.........................................................         19.66   %     N/A              15.42  %
International Equity Series..........................................          5.10   %       10.08 %         9.74  %
Emerging Markets Series..............................................        N/A            N/A             -12.05  %
Delaware Series......................................................         24.64   %       13.29 %        12.28  %
Convertible Securities Series........................................        N/A            N/A              15.59  %
Delchester Series....................................................         12.04   %        9.28 %         8.97  %
Capital Reserves Series..............................................          6.09   %        4.54 %         5.34  %
Strategic Income Series..............................................        N/A            N/A               5.19  %
Cash Reserve Series..................................................          3.62   %        2.85 %         3.63  %
Global Bond Series...................................................         -0.54   %     N/A               5.96  %

* The dates of inception of the Underlying Funds are: 10/29/92 for the International Equity Series; 12/27/93 for the Small Cap Value and Trend Series; 7/02/91 for the DelCap Series; 7/28/88 for the Delaware Series, the Decatur Total Return Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series; 5/1/96 for Global Bond Series; and 5/1/97 for the Devon Series, the Social Awareness Series, the Emerging Markets Series, the Convertible Securities Series and the Strategic Income Series.


             DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND
                       DELAWARE GROUP PREMIUM FUND, INC.


THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, Telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a chartered member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account of the Company referred to as Separate Account VA-K. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are 16 Sub-Accounts available under the Contract. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Variable Account meets the definition of a "separate account" under federal securities law, and is registered with the SEC as a unit investment trust under the 1940 Act. The registration of the Variable Account and DGPF does not involve the supervision by the SEC of management or investment practices or Contracts of the Variable Account, the Company, DGPF or the Underlying Funds.

THE COMPANY OFFERS OTHER VARIABLE ANNUITY CONTRACTS INVESTING IN THE VARIABLE ACCOUNT WHICH ARE NOT DISCUSSED IN THIS PROSPECTUS. THE VARIABLE ACCOUNT ALSO INVESTS IN OTHER UNDERLYING FUNDS WHICH ARE NOT AVAILABLE TO THE CONTRACT DESCRIBED IN THIS PROSPECTUS.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. DGPF currently has 16 investment portfolios, each issuing a series of shares: Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, Cash Reserve Series, and Global Bond Series (collectively, the "Underlying Funds"). The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund have no effect on the investment performance of another Underlying Fund. Shares of the Underlying Funds are not offered to the general public but solely to separate accounts of life insurance companies.



The investment adviser for the Decatur Total Return Series, Devon Series, DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Delaware Series, Convertible Securities Series, Delchester Series, Capital Reserves Series, Strategic Income Series, and Cash Reserve Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the International Equity Series, Emerging Markets Series and the Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds of DGPF is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE FUNDS WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of DGPF is available upon request.

DECATUR TOTAL RETURN SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Fund formerly was known as the Equity/Income Series.

DEVON SERIES -- seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that exhibit the potential for above-average dividend increases over time.

DELCAP SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Fund formerly was known as the Growth Series.


SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium- to large-sized companies expected to grow over time. This Fund was formerly known as the Quantum Series.



REIT SERIES -- seeks to achieve maximum long-term total return by investing in securities of companies primarily engaged in the real estate industry.



SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small-to-mid cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also -will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market. This Fund was formerly known as the Value Series.


TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective. This Fund formerly was known as the Emerging Growth Series.

INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

DELAWARE SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Fund formerly was known as the Multiple Strategy Series.

CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, which may include privately placed convertible securities.

DELCHESTER SERIES -- seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), U.S. government securities and commercial paper. Please read the Fund's prospectus disclosure regarding the risk factors before investing in this Series. This Fund formerly was known as High Yield Series.

CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

STRATEGIC INCOME SERIES -- seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Fund also may invest in U.S. equity securities.

CASH RESERVE SERIES -- seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments. This Fund formerly was known as Money Market Series.

GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

There is no assurance that the investment objectives of the Underlying Funds will be met. In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, you will be notified of the change. No material changes in the investment policy of the Variable Account or any Sub-Accounts will be made without approval pursuant to the applicable state insurance laws. If you have Contract value in that Sub-Account, the Company will transfer it without charge, on written request by you, to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

                      INVESTMENT ADVISORY SERVICES TO DGPF


For managing the portfolios of the Underlying Funds and making the investment decisions, investment advisers are paid an annual fee by their respective Underlying Funds. For Delaware Management, this fee is equal to 0.50% of the average daily net assets of the Cash Reserve Series; 0.60% of the average daily net assets of the Decatur Total Return Series, Delchester Series, Capital Reserves Series, Delaware Series and Devon Series; 0.65% of the average daily net assets of the Strategic Income Series and 0.75% of the average daily net assets of the DelCap Series, Small Cap Value Series, Trend Series, Social Awareness Series, REIT Series and Convertible Securities Series. For Delaware International Advisors, Ltd., this fee is equal to 0.75% of the average daily net assets of the International Equity Series and the Global Bond Series, and 1.25% of the Emerging Markets Series.


                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.


The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all underwriting requirements are properly met. If all underwriting requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding underwriting requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.


Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $600. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Cash Reserve Series.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B.  RIGHT TO REVOKE CONTRACT

An individual purchasing a Contract intended to qualify as an IRA may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agency of the Company. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.


Within seven days the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of a)gross payments, or (b) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine Contract" provision on the cover page of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of
(a) or (b) as set forth above.


The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  TRANSFER PRIVILEGE

Prior to the Annuity Date, the Owner may transfer amounts among accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Portfolio.

Currently, the Company makes no charge for transfers. The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.


The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Funds that it may provide such services for. The Company does not charge the Owner for providing additional support services.


AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Capital Reserves Series, the Strategic Income Series, the Cash Reserve Series, or the Fixed Account (the "source account") to one or more of the Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfers. For more information, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."



The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue in accordance with the most recent percentage allocation mix received until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's request to change the mix is received by the Company.


The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

After the Annuity Date, only Contracts under which a commutable period certain option was elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E.  WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must send a signed, written request for withdrawal, satisfactory to the Company, to the Company's Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.


Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "D. Surrender."


After the Annuity Date, only a Contract under which a commutable period certain option was elected may have withdrawals taken. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."


SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals ("systematic withdrawals") from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.


If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who is also the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option, by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each Contract year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The LED Option will terminate automatically on the maximum Annuity Date permitted under the Contract at which time an Annuity Option must be elected. The Company also may offer other systematic withdrawal options.


Where the Owner is a trust or other non-natural person, the Owner may elect the LED option based on the Annuitant's life expectancy.



If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS, B. Taxation of the Contracts in General."



For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "D. Surrender" and "E. Withdrawal" under "DESCRIPTION OF THE CONTRACT," and "FEDERAL TAX
CONSIDERATIONS."


F.  DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "G. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.


DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; (b) gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.



This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C, "THE DEATH BENEFIT" for specific examples of death benefit calculations.


DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period not more than five years from the date of death; or

(2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Cash Reserve Series. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Cash Reserve Series. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.


DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.


G.  THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon the death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Cash Reserve Series; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Cash Reserve Series. Additional payments may be made; however, a surrender charge will apply to these amounts. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H.  ASSIGNMENT

The Contract, other than that sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment. For important tax consequences which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

I.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's

90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."


Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.



The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required under some state laws). The Company reserves the right to increase these minimum amounts. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity except in the case where a commutable period certain option has been elected. Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.


If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

J.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity options may be funded through the Decatur Total Return Series, the Delaware Series, and the Capital Reserves Series. The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is a variable annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

        Where:  (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

               (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This is a variable annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity provides periodic payments for a stipulated number of years ranging from one to 30. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes noncommutable. The payee must reserve this right at the time benefits begin.

The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

K.  ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life option and non-commutable period certain options of ten or more years (six or more years under New York contracts), the annuity value is the

Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years (less than six years under New York Contracts), the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "L. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3 1/2% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more (six or more under New York Contracts) is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years (less than six under New York Contracts), the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity unit on the applicable Valuation Date.

After the first payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer the Owner both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

L.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M.  COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets, and


    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.


The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using an hypothetical example see the SAI. Subject to compliance with applicable state and federal law, the Company reserves the right to change the methodology for determining the net investment factor.

                             CHARGES AND DEDUCTIONS


Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectus and the SAI of DGPF.


A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives, and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectus and SAI of DGPF contain additional information concerning expenses of the Underlying Funds.

B.  CONTRACT FEE

Currently, a $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for a Contract issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the class of "eligible persons" as defined in the "Reduction or Elimination of Surrender Charge" provision below.

C.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for the Contract at the time the payments are received); or

    (2) the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D.  CONTINGENT DEFERRED SALES CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawal of the Contract or at the time annuity benefit payments begin, within certain time limits described below.


For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- accumulated payments not defined as New Payments; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.


CHARGE FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract.

Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

  YEARS FROM      CHARGE AS PERCENTAGE OF
DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
---------------  -------------------------
  less than 1                   7%
       2                        6%
       3                        5%
       4                        4%
       5                        3%
       6                        2%
       7                        1%
  More than 7                   0%

The amount withdrawn equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. The Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits, and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract;

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing a facility that is operating pursuant to state law), providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of the three situations discussed above, no additional payments under the Contract will be accepted unless required by state law.


In addition, where permitted under state law, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charge, the period during which the charge applies, or both, and/or credit additional amounts on the Contract when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contract is being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker- dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent sales charge and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the issue date are within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; an employee of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds, investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, contingent deferred sales charges may be waived under
Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.


Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to the charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

        Where (1) is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings");

        Where (2) is:  15% of the Accumulated Value as of the Valuation Date
                       coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

        Where (3) is:  The amount calculated under the Company's life expectancy distribution Option (see "Life Expectancy Distributions") whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 15% of Accumulated Value ($2,250); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding and adjusted for any applicable Market Value Adjustment. Subject to the same rules that are applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the greatest Withdrawal Without Surrender Charge amount available.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If an owner of an existing fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for the Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E.  TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 ("the 1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this annuity Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in this Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when the Contract initially was issued, and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date (subject to the Fixed Account limitations in some states; see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT"). Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Cash Reserve Series. The Owner may allocate amounts to any of the Guarantee Periods available. Notwithstanding any other provision in this Prospectus, with respect to a Contract issued in the state of Pennsylvania, no amounts may be allocated or transferred to any Guarantee Period that would extend more than six months beyond the Annuity Date in effect on the date the allocation or transfer is effected.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration, unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date, or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Cash Reserve Series. Where amounts have been renewed automatically in a new Guarantee Period Account, the Company will transfer monies out of the renewed Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals, or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                            [(1+i)/(1+j)](n/365) - 1

        where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

               j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

               n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see "APPENDIX B."

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that on the last day of the Guarantee Period it will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."


WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "D. Surrender" and "E. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.


In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are diversified adequately if no more than

55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on a contract, for any taxable year of the owner, would be treated as ordinary income received or accrued by the owner. It is anticipated that the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B.  TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity contract under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the annuity date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of a non-qualified Contract. Individuals purchasing a qualified Contract should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408(b) of the Code including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuities."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES (TSAS). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., Contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Cash Reserve Sub-Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for, the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other Contracts or permit a conversion between Contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies which issue variable annuities and variable life contracts ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although currently the Company and the DGPF do not foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and DGPF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Account may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share.

During the annuity payout phase, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (the "NASD.") The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contract. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions, not to exceed 6.0% of purchase payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial adviser or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-366-1492.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.


To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company.



An eligible payment must be automatically transferred out of the Fixed Account over a continuous six month period. The enhanced rate will apply during the six month period to any portion of the eligible payment remaining in the Fixed Account. Amounts automatically transferred out of the Fixed Account will no longer earn the enhanced rate of interest and, as of the date of transfer, will be subject to the variable investment performance of the sub-account(s) transferred into. If the automatic transfer option is terminated prior to the end of the six month period, the enhanced rate will no longer apply. The Company reserves the right to extend the period of time that the enhanced rate will apply.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender based on hypothetical Accumulated Values:

                 HYPOTHETICAL     WITHDRAWAL
                 ACCUMULATED   WITHOUT SURRENDER  SURRENDER CHARGE   SURRENDER
 CONTRACT YEAR      VALUE        CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00    $    8,100.00              7%      $  3,213.00
           2        58,320.00         8,748.00              6%         2,974.32
           3        62,985.60        12,985.60              5%         2,500.00
           4        68,024.45        18,024.45              4%         2,000.00
           5        73,466.40        23,466.40              3%         1,500.00
           6        79,343.72        29,343.72              2%         1,000.00
           7        85,691.21        35,691.21              1%           500.00
           8        92,546.51        45,546.51              0%             0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals of the Owner's account, based on hypothetical Accumulated Values.

                 HYPOTHETICAL                   WITHDRAWAL
                 ACCUMULATED                 WITHOUT SURRENDER  SURRENDER CHARGE   SURRENDER
 CONTRACT YEAR      VALUE      WITHDRAWALS     CHARGE AMOUNT       PERCENTAGE       CHARGE
---------------  ------------  ------------  -----------------  ----------------  -----------
           1     $  54,000.00  $       0.00    $    8,100.00              7%       $    0.00
           2        58,320.00          0.00         8,748.00              6%            0.00
           3        62,985.60          0.00        12,985.60              5%            0.00
           4        68,024.45     30,000.00        18,024.45              4%          479.02
           5        41,066.40     10,000.00         6,159.96              3%          115.20
           6        33,551.72      5,000.00         5,032.76              2%            0.00
           7        30,835.85     10,000.00         4,625.38              1%           53.75
           8        22,502.72     15,000.00         3,375.41              0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365) - 1

    The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.10)](2555/365) - 1
                                     =  (.98182)(7) - 1
                                     =  -.12054

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  -.12054 X $62,985.60
                                     =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.07)](2555/365) - 1
                                     =  (1.0093)(7) - 1
                                     =  .06694

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  .06694 X $62,985.60
                                     =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.11)](2555/365) - 1
                                     =  (.97297)(7) - 1
                                     =  -.17454
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the negative of the excess interest earned
                                        over 3%
                                     =  Minimum (-.17454 X $62,985.60 or -$8,349.25)
                                     =  Minimum (-$10,993.51 or -$8,349.25)
                                     =  - $8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor          =  [(1+i)/(1+j)](n/365) - 1
                                     =  [(1+.08)/(1+.06)](2555/365) - 1
                                     =  (1.01887)(7) - 1
                                     =  .13981
The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the excess interest earned over 3%
    The market value factor          =  Minimum of (.13981 X $62,985.60 or $8,349.25)
                                     =  Minimum of ($8,806.02 or $8,349.25)
                                     =  $8,349.25

                                   APPENDIX C
                   DIFFERENCES UNDER THE DELAWARE MEDALLION I
                                VARIABLE ANNUITY
                               (FORM A3019-94GRC)

1. The Guarantee Period Accounts are not available under Form A3019-94GRC.

2. The waiver of surrender charge offered under the Delaware Medallion III Contract (Form A3025-96GRC) for disability prior to age 65, fatal illness or confinement to a medical care facility is not available under A3019-94GRC. Note: only the disability waiver is available in NewYork under A3025-96GRC.

3. Joint Owners are not permitted under A3019-94GRC.

4. The death benefit under A3019-94GRC that is payable upon the death of the Owner/Annuitant is "stepped up" every fifth year rather than annually. Stated another way, the highest accumulated value on any fifth year anniversary is locked in rather than the highest accumulated value on any policy anniversary. In addition, under the death benefit in 3018-94, gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. Under A3025-96, gross payments are reduced proportionately by withdrawals (in the same proportion that the Accumulated Value is reduced by the withdrawal.)

5. A3019-94 allows the Owner, in each calendar year, to withdraw without a surrender charge the greater of (1) 10% of the Accumulated Value as of December 31 of the prior calendar year (in the first calendar year, the amount is 10% of gross payments), and (2) the life expectancy distribution. The Withdrawal Without Surrender Charge amount is deducted first from Old Payments, then from New Payments in the order that such payments were received pursuant to the FIFO (first-in-first-out) method of accounting.

6. The following transfer provision applies to Form A3019-94GRC:

At any time prior to Annuity Date, subject to the Company's current rules, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Accounts to the General Account. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer request. The Company will make transfers pursuant to a written request, or, if a properly completed authorization , is on file pursuant to a telephone request.

Except for General Account transfers made under the automatic transfer option (Dollar Cost Averaging), transfers from the General Account will only be permitted if there has been at least a ninety (90) day period since the last transfer from the General Account and the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred; (2) the minimum amount that must remain in a Sub-Account following a transfer; (3) the minimum period of time between transfers involving the General Account; and (4) the maximum amount that may be transferred.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT
REBALANCING. The Owner may elect automatic transfers of a predetermined amount, not less than $100, on a periodic basis (monthly, bimonthly, quarterly, semi-annually or annually) from the Capital Reserve Series, the Strategic Income Series, the Cash Reserve Series (the "source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or, if applicable, the Sub-Account being used as the source account. The General Account also may be used as the source account from which monthly, bi-monthly or quarterly automatic transfers will be made to any of the Sub-Accounts provided that (1) the amount of each monthly transfer cannot exceed 10% of the Policy value in the General Account as of the date of the first transfer; (2) each bimonthly transfer cannot exceed 20% of the Policy value in the General Accounts of the date of the first transfer; and (3) each quarterly transfer cannot exceed 25% of Policy value in the General Account as of the date of the first transfer. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.


The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent Payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.


The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Policy year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge each Policy year. Currently automatic transfers and automatic rebalancing may not be in effect simultaneously.

7. The contingent deferred sales charge under 3019-94GRC is:

  YEARS FROM       CHARGE AS PERCENTAGE OF
DATE OF PAYMENT    NEW PAYMENTS WITHDRAWN
---------------  ---------------------------
      0-3                       7.0%
       4                        6.0%
       5                        5.0%
       6                        4.0%
       7                        3.0%
  More than 7                     0%


8. Because of the differences between the contingent deferred sales charge (see
7. above) and the amount of the free withdrawal (see 5. above), the following example (a) applies to Owners of 3019-94GRC contract, and should be referred to rather than example (a) on page 13 of this Prospectus.

(a) If the Contract is surrendered or annuitized* under a commutable period certain option or a non-commutable certain option of less than ten years at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


FUND                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Decatur Total Return Series..................................................   $      86    $     135    $     165    $     244
Devon Series.................................................................   $      87    $     137    $     170    $     253
DelCap Series................................................................   $      88    $     139    $     172    $     258
Social Awareness Series......................................................   $      88    $     139    $     172    $     258
REIT Series..................................................................   $      88    $     139    $     172    $     258
Small Cap Value Series.......................................................   $      88    $     139    $     172    $     258
Trend Series.................................................................   $      88    $     139    $     172    $     258
International Equity Series..................................................   $      88    $     140    $     174    $     263
Emerging Markets Series......................................................   $      94    $     157    $     203    $     322
Delaware Series..............................................................   $      86    $     134    $     163    $     240
Convertible Securities Series................................................   $      88    $     139    $     172    $     258
Delchester Series............................................................   $      86    $     135    $     165    $     243
Capital Reserves Series......................................................   $      87    $     136    $     167    $     248
Strategic Income Series......................................................   $      87    $     137    $     170    $     253
Cash Reserve Series..........................................................   $      86    $     133    $     162    $     237
Global Bond Series...........................................................   $      88    $     139    $     172    $     258

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

            INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.









THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SEPARATE ACCOUNT VA-K DATED MAY 1, 1998 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-2124

                                DATED MAY 1, 1998

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . .     2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
     AND THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . .     3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . . . . .     4

EXCHANGE OFFER . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .     7

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     F-1



                         GENERAL INFORMATION AND HISTORY


Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other state and jurisdictions in which it is licensed to operate.


Currently, 16 Sub-Accounts of the Variable Account are available under the Delaware Medallion III contract (the "Contract") and Delaware Medallion I (Form A3019-94-GRC), a predecessor contract no longer being sold. Delaware I and III are referred to collectively as "the contracts." Each Sub-Account invests in a corresponding investment portfolio of Delaware Group Premium Fund, Inc. (the "Fund"). The series are managed by Delaware Management Company, Inc. (except for the International Equity Series, Emerging Markets Series and Global Bond Series which are managed by Delaware International Advisers, LTD.).



The Fund is an open-end, diversified management investment company. Sixteen different investment series of the Fund are available under the Contract: the Decatur Total Return Series (formerly Equity-Income Series), Delchester Series (formerly High Yield Series), Capital Reserve Series, Cash Reserve Series
(formerly Money Market Series),   Growth Series, Delaware Series (formerly
Strategy Series), Small Cap Value Series (formerly Value Series), Trend Series (formerly Emerging Growth Series), Global Bond Series, International Equity Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, REIT Series, and Social Awareness Series (formerly Quantum Series) (the "Underlying Series"). Each Underlying

Series has its own investment objectives and certain attendant risks.


                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES


CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Series shares owned by the Sub-Account are held on an open account basis. A Sub-Account's ownership of Underlying Series shares is reflected on the records of the Underlying Series and is not represented by any transferable stock certificates.



EXPERTS. The financial statements of the Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account VA-K--Delaware Medallion of the Company as of December 31, 1997 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly owned subsidiary of the Company, and presently is indirectly wholly owned by the Company.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% is paid to Delaware Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Delaware Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.


The aggregate amounts of commissions paid to Delaware Distributors, Inc. and to independent broker-dealers, respectively, for sales of contracts funded by Separate Account VA-K investing in one or more of the Underlying Series was $18,419.01 and $173,053.80 in 1997, $13,848.54 and $152,939.83 in 1996 and
$10,517.29 and $131,517.61 in 1995.  Sales of these contracts began in April
1994.



Commissions paid by the Company do not result in any charge to Owners or to the Variable Account, in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.



                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:



(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses . . . . . . . . . . . . . . . . . . . . . .         $1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2). . . . . . . . . . . . . . . .       0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum) . . . . . . . . . . . . . . . . . . . . . . . . . .       0.000039

(6)  Net Investment Rate (4)  - (5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.000296

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1.135336


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.


METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.


Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                                 EXCHANGE OFFER

A.   VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract, as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus, i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.


CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.


CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Variable Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, the prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) is no longer a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

B.   FIXED ANNUITY EXCHANGE OFFER


This exchange offer also applies to all fixed annuity contracts issued by the Company's subsidiary, Allmerica Financial Life Insurance and Annuity Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Underlying Series to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Series. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.


C.   EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                             PERFORMANCE INFORMATION


Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Series and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.


TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC") The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

              (n)
     P(1 + T)    = ERV

     Where:    P    =    a hypothetical initial payment to the Variable Account
                         of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    the ending redeemable value of the $1,000 payment at
                         the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:



                CONTRACT FORM A3019-GRC-94 (DELAWARE MEDALLION I)
                -------------------------------------------------
                      (NO GUARANTEE PERIOD ACCOUNT OPTIONS)

                YEARS FROM DATE OF        CHARGE AS PERCENTAGE OF
                PAYMENT TO DATE OF         NEW PURCHASE PAYMENTS
                    WITHDRAWAL                  WITHDRAWN*
                    ----------                  ----------
                        0-3                         7%
                         4                          6%
                         5                          5%
                         6                          4%
                         7                          3%
                    Thereafter                      0%


                                        8


               CONTRACT FORM A3025-GRC-96 (DELAWARE MEDALLION III)
               ---------------------------------------------------
                     (WITH GUARANTEE PERIOD ACCOUNT OPTIONS)

                YEARS FROM DATE OF        CHARGE AS PERCENTAGE OF
                PAYMENT TO DATE OF         NEW PURCHASE PAYMENTS
                    WITHDRAWAL                  WITHDRAWN*
                    ----------                  ----------
                        0-1                         7%
                         2                          6%
                         3                          5%
                         4                          4%
                         5                          3%
                         6                          2%
                         7                          1%
                    Thereafter                      0%



           * Subject to the maximum limit described in the Prospectus.


No contingent deferred sales charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the contingent deferred sales charge.


The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified period that would equate the initial amount invested to the ending values, according to the following formula:

              (n)
     P(1 + T)      = EV

     Where:    P    =    a hypothetical initial payment to the Variable Account
                         of $1,000

               T    =    average annual total return

               n    =    number of years

               EV   =    the ending value of the $1,000 payment at the end of
                         the  specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Account. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.

The calculations of Supplemental Total Return include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE CASH RESERVE SUB-ACCOUNT

Set forth below is yield and effective yield information for the Cash Reserve Sub-Account investing in the Cash Reserve Series for the seven-day period ended December 31, 1997:

          Yield               4.28%
          Effective Yield     4.37%



The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Cash Reserve Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


                                                        (365/7)
            Effective Yield = [(base period return + 1)        ] - 1

The calculation of yield and effective yield reflects the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY




CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1998

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1997        1996        1995
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,311.0    $2,236.3    $2,222.8
     Universal life and investment product
       policy fees..............................     237.3       197.2       172.4
     Net investment income......................     641.8       670.8       710.5
     Net realized investment gains..............      76.5        66.8        19.1
     Realized gain from sale of mutual fund
       processing business......................     --          --           20.7
     Other income...............................     117.6       108.4       109.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,384.2     3,279.5     3,254.8
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   2,004.6     1,957.0     2,010.3
     Policy acquisition expenses................     425.1       470.1       470.9
     Loss from cession of disability income
       business.................................      53.9       --          --
     Other operating expenses...................     523.7       503.2       468.7
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   3,007.3     2,930.3     2,949.9
                                                  ---------   ---------   ---------
     Income before federal income taxes.........     376.9       349.2       304.9
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      83.3        96.8       119.7
     Deferred...................................      14.2       (15.7)      (37.0)
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      97.5        81.1        82.7
                                                  ---------   ---------   ---------
 Income before minority interest................     279.4       268.1       222.2
 Minority interest..............................     (79.4)      (74.6)      (73.1)
                                                  ---------   ---------   ---------
 Income before extraordinary item...............     200.0       193.5       149.1
 Extraordinary item -- demutualization
  expenses......................................     --          --          (12.1)
                                                  ---------   ---------   ---------
 Net income.....................................  $  200.0    $  193.5    $  137.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1997         1996
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
      $6,992.8 and $7,279.1).............................  $ 7,253.5    $ 7,461.5
     Equity securities at fair value (cost of $341.1 and
      $327.9)............................................      479.0        473.1
     Mortgage loans......................................      567.5        650.1
     Real estate.........................................       50.3        120.7
     Policy loans........................................      141.9        132.4
     Other long term investments.........................      148.3        128.8
                                                           ----------   ----------
         Total investments...............................    8,640.5      8,966.6
                                                           ----------   ----------
   Cash and cash equivalents.............................      213.9        175.9
   Accrued investment income.............................      141.8        148.6
   Deferred policy acquisition costs.....................      965.5        822.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      307.1        102.8
     Outstanding claims, losses and loss adjustment
      expenses...........................................      626.7        663.8
     Unearned premiums...................................       32.9         46.2
     Other...............................................       73.5         62.8
                                                           ----------   ----------
         Total reinsurance receivables...................    1,040.2        875.6
                                                           ----------   ----------
   Deferred federal income taxes.........................      --            66.9
   Premiums, accounts and notes receivable...............      554.4        533.0
   Other assets..........................................      373.0        304.4
   Closed block assets...................................      806.7        810.8
   Separate account assets...............................    9,755.4      6,233.0
                                                           ----------   ----------
         Total assets....................................  $22,491.4    $18,937.5
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,598.5    $ 2,613.7
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,825.0      2,944.1
     Unearned premiums...................................      846.8        822.5
     Contractholder deposit funds and other policy
      liabilities........................................    1,852.7      2,060.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,123.0      8,440.7
                                                           ----------   ----------
   Expenses and taxes payable............................      662.6        617.5
   Reinsurance premiums payable..........................       37.7         31.4
   Short term debt.......................................       33.0         38.4
   Deferred federal income taxes.........................       12.9        --
   Long term debt........................................        2.6          2.7
   Closed block liabilities..............................      885.6        899.4
   Separate account liabilities..........................    9,749.7      6,227.2
                                                           ----------   ----------
         Total liabilities...............................   19,507.1     16,257.3
                                                           ----------   ----------
   Minority interest.....................................      748.9        784.0
   Commitments and contingencies (Notes 13 and 18)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0          5.0
   Additional paid in capital............................      453.7        392.4
   Unrealized appreciation on investments, net...........      209.3        131.4
   Retained earnings.....................................    1,567.4      1,367.4
                                                           ----------   ----------
         Total shareholder's equity......................    2,235.4      1,896.2
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $22,491.4    $18,937.5
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1997        1996        1995
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of period.............  $    5.0    $    5.0    $  --
     Demutualization transaction................     --          --            5.0
                                                  ---------   ---------   ---------
     Balance at end of period...................       5.0         5.0         5.0
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of period.............     392.4       392.4       --
     Contributed from parent....................      61.3       --          392.4
                                                  ---------   ---------   ---------
     Balance at end of period...................     453.7       392.4       392.4
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,367.4     1,173.9     1,071.4
     Net income prior to demutualization........     --          --           93.2
                                                  ---------   ---------   ---------
                                                   1,367.4     1,173.9     1,164.6
                                                  ---------   ---------   ---------
     Demutualization transaction................     --          --          (34.5)
     Net income subsequent to demutualization...     200.0       193.5        43.8
                                                  ---------   ---------   ---------
     Balance at end of period...................   1,567.4     1,367.4     1,173.9
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............     131.4       153.0       (79.0)
     Effect of transfer of securities from
       held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
           debt securities......................     --          --           22.4
     Provision for deferred federal income taxes
       and minority interest....................     --          --           (9.6)
                                                  ---------   ---------   ---------
                                                     --          --           12.8
                                                  ---------   ---------   ---------
     Net appreciation (depreciation) on
       available for sale securities............     170.9       (35.1)      466.0
     (Benefit) provision for deferred federal
       income taxes.............................     (59.8)       11.8      (163.1)
     Minority interest..........................     (33.2)        1.7       (83.7)
                                                  ---------   ---------   ---------
                                                     209.3       (21.6)      219.2
                                                  ---------   ---------   ---------
     Balance at end of period...................     209.3       131.4       153.0
                                                  ---------   ---------   ---------
         Total shareholder's equity.............  $2,235.4    $1,896.2    $1,724.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1997         1996         1995
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.0    $   193.5    $   137.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       79.4         74.6         73.1
         Net realized gains..................      (77.8)       (66.8)       (39.8)
         Net amortization and depreciation...       31.6         44.7         57.7
         Deferred federal income taxes.......       14.2        (15.7)       (37.0)
         Change in deferred acquisition
         costs...............................     (189.7)       (73.9)       (38.4)
         Change in premiums and notes
         receivable, net of reinsurance......      (15.1)       (16.8)       (42.0)
         Change in accrued investment
         income..............................        7.1         16.7          7.0
         Change in policy liabilities and
         accruals, net.......................     (134.9)      (184.3)       116.2
         Change in reinsurance receivable....       27.2        123.8        (75.6)
         Change in expenses and taxes
         payable.............................       49.4         26.0          7.5
         Separate account activity, net......      --             5.2         (0.1)
         Loss from cession of disability
         income business.....................       53.9        --           --
         Payment related to cession of
         disability income business..........     (207.0)       --           --
         Other, net..........................       20.4         38.5        (33.8)
                                               ----------   ----------   ----------
             Net cash (used in) provided by
                operating activities.........     (141.3)       165.5        131.8
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    2,947.9      3,985.8      2,738.4
     Proceeds from disposals of
      held-to-maturity fixed maturities......      --           --           271.3
     Proceeds from disposals of equity
      securities.............................      162.7        228.7        120.0
     Proceeds from disposals of other
      investments............................      116.3         99.3         40.5
     Proceeds from mortgages matured or
      collected..............................      204.7        176.9        230.3
     Purchase of available-for-sale fixed
      maturities.............................   (2,596.0)    (3,771.1)    (3,273.3)
     Purchase of equity securities...........      (67.0)       (90.9)      (254.0)
     Purchase of other investments...........     (175.0)      (168.0)       (24.8)
     Proceeds from sale of mutual fund
      processing business....................      --           --            32.9
     Capital expenditures....................      (15.3)       (12.8)       (14.1)
     Other investing activities, net.........        1.3          4.3          4.7
                                               ----------   ----------   ----------
         Net cash provided by (used in)
         investing activities................      579.6        452.2       (128.1)
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      457.6        268.7        445.8
     Withdrawals from contractholder deposit
      funds..................................     (647.1)      (905.0)    (1,069.9)
     Change in short term debt...............       (5.4)        10.4         (4.8)
     Change in long term debt................       (0.1)        (0.1)         0.2
     Dividends paid to minority
      shareholders...........................       (9.4)        (3.9)        (4.1)
     Additional paid in capital..............        0.1        --           392.4
     Payments to policyholders' membership
      interests..............................      --           --           (27.9)
     Subsidiary treasury stock purchased, at
      cost...................................     (195.0)       (42.0)       (20.9)
                                               ----------   ----------   ----------
             Net cash (used in) provided by
                financing activities.........     (399.3)      (671.9)      (289.2)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....       39.0        (54.2)      (285.5)
 Net change in cash held in the Closed
  Block......................................       (1.0)        (6.5)       (17.6)
 Cash and cash equivalents, beginning of
  period.....................................      175.9        236.6        539.7
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of period....  $   213.9    $   175.9    $   236.6
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.6    $    18.6    $     4.1
     Income taxes paid.......................  $    66.3    $    72.0    $    90.6

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company") was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. (a 65.78%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1997 and 1996, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1997 and 1996, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

Minority interest relates to the Company's investment in Allmerica P&C (APY) and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

APY and a wholly-owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC, allocated to the Closed Block, assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales in effect in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

In November 1995, the Financial Accounting Standards Board ("FASB") issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances. All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  POLICYHOLDER DIVIDENDS

Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC, AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. APY and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, APY and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, Disclosures About Segments of an Enterprise and Related Information. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, Financial Reporting for Segments of a Business Enterprise. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, Reporting Comprehensive Income, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

N.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of APY pursuant to an Agreement and Plan of Merger dated February 19, 1997.

The merger of APY and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of APY that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase by AFC. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The pushdown of goodwill to APY resulted in an increase to the consolidated equity of FAFLIC of $61.3 million as additional paid in capital. The effects of this transaction on the 1997 results of the Company are as follows:

                                                                                                 INCREASE (DECREASE)
                                                                                                 -------------------
Revenue........................................................................................       $    (6.7)
                                                                                                          -----
                                                                                                          -----
Realized capital gains included in revenue.....................................................       $    (4.9)
                                                                                                          -----
                                                                                                          -----
Net income.....................................................................................       $    (6.1)
                                                                                                          -----
                                                                                                          -----
Unrealized appreciation on investments.........................................................       $     4.4
                                                                                                          -----
                                                                                                          -----

In December 1997, APY redeemed 5,735.3 shares of its issued and outstanding common stock owned by AFC for $195 million in cash and securities. The effect of this transaction was to increase FAFLIC's ownership of APY by 6.3%.

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

Pursuant to the plan of reorganization effective October 16, 1995, AFC issued
37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of

$21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1997
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   265.3     $  9.5       $  0.9      $  273.9
States and political subdivisions.......    2,200.6       78.3          3.1       2,275.8
Foreign governments.....................      110.8        8.5          2.2         117.1
Corporate fixed maturities..............    4,041.6      175.1         12.2       4,204.5
Mortgage-backed securities..............      374.5        9.7          2.0         382.2
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $ 6,992.8     $281.1       $ 20.4      $7,253.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $   341.1     $141.9       $  4.0      $  479.0
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   273.6     $  9.3       $  1.6      $  281.3
States and political subdivisions.......    2,236.9       48.5          7.7       2,277.7
Foreign governments.....................      108.0        7.3        --            115.3
Corporate fixed maturities..............    4,277.5      140.3         15.7       4,402.1
Mortgage-backed securities..............      383.1        4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $ 7,279.1     $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $   327.9     $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.1 million and $98.0 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1997
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $   464.5   $  467.7
Due after one year through five years...    2,142.9    2,225.7
Due after five years through ten
 years..................................    2,137.3    2,217.1
Due after ten years.....................    2,248.1    2,343.0
                                          ---------   --------
Total...................................  $ 6,992.8   $7,253.5
                                          ---------   --------
                                          ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1997
Fixed maturities.............................       $1,894.8        $27.6  $ 16.2
                                                    --------        -----  ------
Equity securities............................       $  145.5        $55.8  $  1.3
                                                    --------        -----  ------
1996
Fixed maturities.............................       $2,432.8        $19.3  $ 30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $  1.3
                                                    --------        -----  ------
1995
Fixed maturities.............................       $1,612.3        $23.7  $ 33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $  6.9
                                                    --------        -----  ------

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1997
Net appreciation, beginning of year.........................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
    securities..............................................      83.2          (5.9)       77.3
  Appreciation due to AFC purchase of minority interest of
    Allmerica P&C...........................................      50.7          59.6       110.3
  Net depreciation from the effect on deferred policy
    acquisition costs and on policy liabilities.............     (16.7)       --           (16.7)
  Provision for deferred federal income taxes and minority
    interest................................................     (65.9)        (27.1)      (93.0)
                                                              ----------   -----------   -------
                                                                  51.3          26.6        77.9
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $122.7        $ 86.6     $ 209.3
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1996
Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
    securities..............................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
    acquisition costs and on policy liabilities.............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
    interest................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
  Net appreciation, end of year.............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995
Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale securities.........      29.2        --            29.2
  Net depreciation from the effect of accounting change on
    deferred policy acquisition costs and on policy
    liabilities.............................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
    interest................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $1.8 million, $0.6 million, and 2.2 million in 1997, 1996, and 1995, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1997     1996
----------------------------------------  ------  --------

Mortgage loans..........................  $567.5  $  650.1
                                          ------  --------
Real estate:
  Held for sale.........................    50.3     110.4
  Held for production of income.........    --        10.3
                                          ------  --------
    Total real estate...................    50.3     120.7
                                          ------  --------
Total mortgage loans and real estate....  $617.8  $  770.8
                                          ------  --------
                                          ------  --------

Reserves for mortgage loans were $20.7 million and $19.6 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost to sell of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million and $26.1 million, respectively.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $39.4 million, of which $10.0 million related to the Closed Block. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1997     1996
----------------------------------------  ------  --------

Property type:
  Office building.......................  $265.1  $  317.1
  Residential...........................    66.6      95.4
  Retail................................   132.8     177.0
  Industrial / warehouse................   107.2     124.8
  Other.................................    66.8      91.0
  Valuation allowances..................   (20.7)    (34.5)
                                          ------  --------
Total...................................  $617.8  $  770.8
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   173.4     227.0
  Pacific...............................   152.8     154.4
  East North Central....................   102.0     119.2
  Middle Atlantic.......................    73.8     112.6
  West South Central....................    34.9      41.6
  New England...........................    46.9      50.9
  Other.................................    54.7      99.6
  Valuation allowances..................   (20.7)    (34.5)
                                          ------  --------
Total...................................  $617.8  $  770.8
                                          ------  --------
                                          ------  --------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $136.4 million; 1999 -- $70.8 million; 2000 -- $129.2 million; 2001 -- $26.4 million; 2002 -- $29.9 million; and $174.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1997
Mortgage loans...........    $19.6        $ 2.5       $ 1.4        $20.7
Real estate..............     14.9          6.0        20.9        --
                             -----      ---------     -----        -----
    Total................    $34.5        $ 8.5       $22.3        $20.7
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1996
Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995
Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

The carrying value of impaired loans was $30.5 million and $33.6 million, with related reserves of $13.8 million and $11.9 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $30.8 million, $50.4 million and $117.9 million, with related interest income while such loans were impaired of $3.2 million, $5.8 million and $9.3 million as of December 31, 1997, 1996 and 1995 respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

There were no futures contracts outstanding at December 31, 1997, and $(33.0) million notional amount of short contracts at December 31, 1996. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The fair value of futures contracts outstanding were $(32.4) million at December 31, 1996.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. There were no deferred hedging gains (losses) in 1997.

Deferred hedging gains were $0.5 million and $5.6 million in 1996 and 1995, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $(33.0) $ 74.7  $126.6
New contracts................................    (0.2)   (1.1)  349.2
Contracts terminated.........................    33.2  (106.6) (401.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........    --    $(33.0) $ 74.7
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $0.1 million and $(9.2) million at December 31, 1997 and 1996, respectively. Changes in the fair value of contracts are reported in unrealized gains or losses, consistent with the reporting for the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1997, 1996 and 1995. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gains or losses on foreign currency swap contracts.

A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 68.6  $104.6  $118.7
New contracts................................     5.0    --      --
Contracts expired............................   (18.2)  (36.0)   --
Contracts terminated.........................    --      --     (14.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 55.4  $ 68.6  $104.6
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of foreign currency swap contracts are $25.0 million in 1999, $11.6 million in 2000 and $18.8 million thereafter. There are no expected maturities of foreign currency swap contracts in 1998, 2001 and 2002.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by the nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1997 was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(0.4) million, $0.6 million and $0.7 million for the years ended December 31, 1997, 1996, and 1995, respectively. The fair values of interest rate swap contracts outstanding were $(2.3) million at December 31, 1997. There were no interest rate contracts outstanding at December 31, 1996. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1997 or 1996.

A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $  5.0  $ 17.5  $ 22.8
New contracts................................   244.7    63.6    --
Contracts expired............................    (5.6)  (17.5)   (5.3)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $244.1  $ 63.6  $ 17.5
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of interest rate swap contracts outstanding at December 31, 1997 are as follows: $5.0 million in 1998 and $239.1 million in 2000 and thereafter. There are no expected maturities of interest rate contracts in 1999.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by the nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1997, were not material to the Company. Swap contracts also subject the Company to market risk associated with changes in interest rates. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The net amount receivable or payable under these contracts is recognized when the contracts are marked to market. The fair values of swap contracts outstanding were $(0.1) million and $0.1 million at December 31, 1997 and 1996, respectively. The net decrease in realized investment gains related to other swap contracts was $(1.6) million for the year ended December 31, 1997. There were no realized investment gains on other swap contracts recognized in 1996 and 1995.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 58.6  $ --    $ --
New contracts................................   192.1    58.6    --
Contracts expired............................  (211.6)   --      --
Contracts terminated.........................   (24.1)   --      --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 15.0  $ 58.6  $ --
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of other swap contracts outstanding at December 31, 1997 are as follows: $10 million in
1999 and $5 million in 2001. There are no expected maturities of such other swap contracts in 1998, 2000, or 2002.

H.  OTHER

At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.5 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $541.9  $553.8  $555.1
Mortgage loans...............................    57.5    69.5    97.0
Equity securities............................    10.6    11.1    13.2
Policy loans.................................    10.9    10.3    20.3
Real estate..................................    20.1    40.8    48.7
Other long-term investments..................    12.4    19.9     7.5
Short-term investments.......................    12.8    10.6    21.2
                                               ------  ------  ------
Gross investment income......................   666.2   716.0   763.0
Less investment expenses.....................   (24.4)  (45.2)  (52.5)
                                               ------  ------  ------
Net investment income........................  $641.8  $670.8  $710.5
                                               ------  ------  ------
                                               ------  ------  ------

At December 31, 1997, mortgage loans on non-accrual status were $3.6 million which were all restructured loans. There were no fixed maturities which were on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1997, and reduced net income by $0.5 million and $0.6 million in 1996 and 1995, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.3 million, $51.3 million and $98.9 million at December 31, 1997, 1996 and 1995, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.9 million, $7.7 million and $11.1 million in 1997, 1996 and 1995, respectively. Actual interest income on these loans included in net investment income aggregated $4.2 million, $4.5 million and $7.1 million in 1997, 1996 and 1995, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

Included in other long-term investments is income from limited partnerships of $7.8 million, $13.7 million and $0.1 million in 1997, 1996 and 1995 respectively

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ 14.7  $ (9.7) $ (7.0)
Mortgage loans...............................    (1.2)   (2.4)    1.4
Equity securities............................    53.6    54.8    16.2
Real estate..................................    12.8    21.1     5.3
Other........................................    (3.4)    3.0     3.2
                                               ------  ------  ------
Net realized investment gains................  $ 76.5  $ 66.8  $ 19.1
                                               ------  ------  ------
                                               ------  ------  ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1997 and 1996.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                       1997                  1996
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   213.9   $  213.9  $   175.9   $  175.9
  Fixed maturities...........................    7,253.5    7,253.5    7,461.5    7,461.5
  Equity securities..........................      479.0      479.0      473.1      473.1
  Mortgage loans.............................      567.5      597.0      650.1      675.7
  Policy loans...............................      141.9      141.9      132.4      132.4
                                               ---------   --------  ---------   --------
                                               $ 8,655.8   $8,685.3  $ 8,893.0   $8,918.6
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $   985.2   $1,004.7  $ 1,101.3   $1,119.2
  Supplemental contracts without life
    contingencies............................       22.4       22.4       23.1       23.1
  Dividend accumulations.....................       87.8       87.8       87.3       87.3
  Other individual contract deposit funds....       57.9       55.7       76.9       74.3
  Other group contract deposit funds.........      714.8      715.5      789.1      788.3
  Individual annuity contracts...............      907.4      882.2      935.6      911.7
  Short-term debt............................       33.0       33.0       38.4       38.4
  Long-term debt.............................        2.6        2.6        2.7        2.7
                                               ---------   --------  ---------   --------
                                               $ 2,811.1   $2,803.9  $ 3,054.4   $3,045.0
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1997 and 1996 is a net pre-tax contribution from the Closed Block of $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1997 and 1996 and for the period ended December 31, 1997 and 1996 is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $400.1 and $397.2 respectively)...........  $   412.9  $   403.9
  Mortgage loans...............................................................................      112.0      114.5
  Policy loans.................................................................................      218.8      230.2
  Cash and cash equivalents....................................................................       25.1       24.1
  Accrued investment income....................................................................       14.1       14.3
  Deferred policy acquisition costs............................................................       18.2       21.1
  Other assets.................................................................................        5.6        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   806.7  $   810.8
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   875.1  $   883.4
  Other liabilities............................................................................       10.4       16.0
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   885.5  $   899.4
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Revenues
  Premiums.....................................................................................  $    58.3  $    61.7
  Net investment income........................................................................       53.4       52.6
  Realized investment loss.....................................................................        1.3       (0.7)
                                                                                                 ---------  ---------
Total revenues.................................................................................      113.0      113.6
                                                                                                 ---------  ---------
Benefits and expenses
  Policy benefits..............................................................................      100.5      101.2
  Policy acquisition expenses..................................................................        3.0        3.2
  Other operating expenses.....................................................................        0.4        0.6
                                                                                                 ---------  ---------
Total benefits and expenses....................................................................      103.9      105.0
                                                                                                 ---------  ---------
Contribution from the Closed Block.............................................................  $     9.1  $     8.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block.........................................................  $     9.1  $     8.6
    Initial cash transferred to the Closed Block...............................................     --         --
    Change in deferred policy acquisition costs, net...........................................        2.9        3.4
    Change in premiums and other receivables...................................................     --            0.2
    Change in policy liabilities and accruals..................................................      (11.6)     (13.9)
    Change in accrued investment income........................................................        0.2        2.3
    Deferred Taxes.............................................................................       (5.1)       1.0
    Change in other assets.....................................................................       (2.9)      (1.6)
    Change in expenses and taxes payable.......................................................       (2.0)       1.7
    Other, net.................................................................................       (1.2)       1.4
                                                                                                 ---------  ---------
Net cash (used in) provided by operating activities............................................      (10.6)       3.1
                                                                                                 ---------  ---------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments............................................      161.6      188.1
    Purchases of investments...................................................................     (161.4)    (196.9)
    Other, net.................................................................................       11.4       12.2
                                                                                                 ---------  ---------
Net cash provided by (used in) investing activities............................................       11.6        3.4
                                                                                                 ---------  ---------
Net increase in cash and cash equivalents......................................................        1.0        6.5
Cash and cash equivalents, beginning of year...................................................       24.1       17.6
                                                                                                 ---------  ---------
Cash and cash equivalents, end of year.........................................................  $    25.1  $    24.1
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1997       1996
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    33.0  $    37.8
  Other..........................................................................................     --            0.6
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    33.0  $    38.4
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.6  $     2.7
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1997, the weighted average interest rate for outstanding commercial paper was approximately 5.8%.

At December 31, 1997, AFC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $107.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees limited to 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

During 1996, the Company utilized repurchase agreements to finance certain investments. These repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY.

Interest expense was $3.6 million, $16.8 million and $4.3 million in 1997, 1996 and 1995, respectively. Interest paid on the credit agreement during 1997 was approximately $2.8 million. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1997       1996       1995
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current............................................................................  $    83.3  $    96.8  $   119.7
  Deferred...........................................................................       14.2      (15.7)     (37.0)
                                                                                       ---------  ---------  ---------
Total................................................................................  $    97.5  $    81.1  $    82.7
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1997       1996       1995
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   131.8  $   122.3  $   105.6
  Tax-exempt interest................................................................      (37.9)     (35.3)     (32.2)
  Differential earnings amount.......................................................          -      (10.2)      (7.6)
  Dividend received deduction........................................................       (3.2)      (1.6)      (4.0)
  Changes in tax reserve estimates...................................................        7.8        4.7       19.3
  Other, net.........................................................................       (1.0)       1.2        1.6
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    97.5  $    81.1  $    82.7
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. As a result of the purchase discussed in Note 2, all companies will file a single consolidated federal income tax return for tax years ending on and after December 31, 1997. Deferred tax amounts presented for 1996 reflect the combination of the former FAFLIC/ AFLIAC consolidated group with the former APY consolidated group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1997       1996
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (15.6) $   (16.3)
  Loss reserve discounting...................................................................     (391.6)    (355.1)
  Deferred acquisition costs.................................................................      291.8      249.4
  Employee benefit plans.....................................................................      (48.0)     (41.4)
  Investments, net...........................................................................      175.4      128.5
  Bad debt reserve...........................................................................      (14.3)     (26.2)
  Other, net.................................................................................       15.2       (5.8)
                                                                                               ---------  ---------
Deferred tax (asset) liability, net..........................................................  $    12.9  $   (66.9)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

Gross deferred income tax assets totaled $469.5 million and $444.8 million at December 31, 1997 and 1996, respectively. Gross deferred income tax liabilities totaled $482.4 million and $377.9 million at December 31, 1997 and 1996, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1997, there are available alternative minimum tax credit carryforwards of $15.6 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990, and 1991 for both the FAFLIC/AFLIAC consolidated group as well as the former Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Effective January 1, 1995, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1997       1996       1995
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.9  $    19.0  $    19.7
Interest accrued on projected benefit obligations.....................................       23.5       21.9       21.1
Actual return on assets...............................................................      (64.0)     (42.2)     (89.3)
Net amortization and deferral.........................................................       29.0        9.3       66.1
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.4  $     8.0  $    17.6
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

The following table summarizes the combined status of the three pension plans. At December 31, 1997 and 1996 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   332.6  $   308.9
  Unvested benefit obligation..................................................................        7.5        6.6
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   340.1  $   315.5
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated balance Sheets:
  Projected benefit obligation.................................................................  $   370.4  $   344.2
  Plan assets at fair value....................................................................      395.5      347.8
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................       25.1        3.6
  Unrecognized net (gain) loss from past experience............................................      (44.9)      (9.1)
  Unrecognized prior service benefit...........................................................      (13.9)     (11.5)
  Unamortized transition asset.................................................................      (26.2)     (24.7)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (59.9) $   (41.7)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

As a result of AFC's purchase of the minority shares of APY, certain pension liabilities were reduced by $11.7 million to reflect their fair value as of the purchase date.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1997 and 1996 and the assumed long-term rate of return on plan assets was 9.0%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

The Company has three separate defined contribution 401(k) plans for its employees. The Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to these plans were $3.3 million and $5.5 million, in 1997 and 1996, respectively. In addition to these plans, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1997 and 1996 was $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The transfer of benefit plans will not have a material impact on the results of operations or financial position of the Company.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover, and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1997       1996
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.7  $    40.4
  Fully eligible active plan participants.....................................................        7.0        7.5
  Other active plan participants..............................................................       24.1       24.4
                                                                                                ---------  ---------
                                                                                                     71.8       72.3
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       71.8       72.3
Unrecognized prior service benefit............................................................       15.3       23.8
Unrecognized loss.............................................................................       (0.8)      (5.0)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    86.3  $    91.1
                                                                                                ---------  ---------
                                                                                                ---------  ---------

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1997       1996       1995
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.0  $     3.2  $     4.2
Interest cost...........................................................................        4.6        4.6        6.9
Amortization of (gain) loss.............................................................       (2.8)      (2.8)      (0.5)
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     4.8  $     5.0  $    10.6
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

As a result of AFC's purchase of the minority shares of APY, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1997, health care costs were assumed to increase 8.0% in 1998, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1997 by $4.9 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1997 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1997 and 1996.

As described in Note 9, all of the postretirement benefit plans of the Company were merged with the existing plans of FAFLIC, effective January 1, 1998.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and APY (from Hanover) to AFC will be the primary source of cash for repayment of the debt and capital securities by AFC and payment of dividends to AFC stockholders.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. No dividends were declared nor paid during 1997,1996 or 1995 During 1998, FAFLIC could pay dividends of $196.3 million to AFC without prior approval of the Commissioner. On January 12, 1998 FAFLIC declared a dividend of $50 million to AFC of which $18 million was paid in February, 1998.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were paid by AFLIAC to FAFLIC during 1997, 1996 or 1995. During 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling $120.0 million, 105.0 million and 40.0 million during 1997, 1996 and 1995, respectively During 1998, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $127.6 million.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $6.3 million and $3.0 million during 1996 and 1995, respectively. No dividends were paid by Citizens Insurance during 1997. During, 1998, Citizens Insurance could pay dividends of $86.9 million to Citizens Corporation without prior approval.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in five operating segments.

The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes three segments: Allmerica Financial Services, Institutional Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

Summarized below is financial information with respect to business segments for the year ended and as of December 31.

DECEMBER 31
(IN MILLIONS)                                                                   1997        1996        1995
---------------------------------------------------------------------------  ----------  ----------  ----------
Revenues:
  Risk Management
    Regional Property and Casualty.........................................  $  2,275.3  $  2,196.6  $  2,109.0
    Corporate Risk Management..............................................       396.3       361.5       328.5
    Subtotal...............................................................     2,671.6     2,558.1     2,437.5
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................       470.6       450.9       487.1
    Institutional Services.................................................       243.4       270.7       330.2
    Allmerica Asset Management.............................................         8.7         8.8         4.4
    Subtotal...............................................................       722.7       730.4       821.7
  Eliminations.............................................................       (10.1)       (8.7)       (4.4)
Total......................................................................  $  3,384.2  $  3,279.8  $  3,254.8

DECEMBER 31
(IN MILLIONS)                                                                   1997        1996        1995
---------------------------------------------------------------------------  ----------  ----------  ----------
Income (loss) from continuing operations before income taxes:
  Risk Management
    Regional Property and Casualty.........................................  $    206.4  $    197.7  $    206.3
    Corporate Risk Management..............................................        19.3        20.7        18.3
    Subtotal...............................................................       225.7       218.4       224.6
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................        87.4        76.9        35.2
    Institutional Services.................................................        62.4        52.8        42.8
    Allmerica Asset Management.............................................         1.4         1.1         2.3
    Subtotal...............................................................       151.2       130.8        80.3
Total......................................................................  $    376.9  $    349.2  $    304.9

Identifiable assets:
  Risk Management
    Regional Property and Casualty.........................................  $  5,710.4  $  5,703.9  $  5,741.8
    Corporate Risk Management..............................................       568.8       522.1       458.9
    Subtotal...............................................................     6,279.2     6,226.0     6,200.7
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................    12,049.6     8,822.4     7,218.6
    Institutional Services.................................................     4,158.5     3,886.7     4,280.9
    Allmerica Asset Management.............................................         4.1         2.4         2.1
    Subtotal...............................................................    16,212.2    12,711.5    11,501.6
Total......................................................................  $ 22,491.4  $ 18,937.5  $ 17,702.3

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $34.9 million and $36.4 million in 1997, 1996 and 1995, respectively. At December 31, 1997, future minimum rental payments under non-cancelable operating leases were approximately $72.5 million, payable as follows: 1998 -- $24.8 million; 1999 -- $19.8 million; 2000 -- $13.6 million;
2001 -- $7.9 million; and $6.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1998.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1997, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1997, 1996 and 1995 were $32.3 million and $28.2 million, $38.0 million and $21.8 million, and $49.1 million and $33.7 million, respectively.

The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1997, 1996 and 1995 of $9.8 million and $(0.8) million, $50.5 million and $(52.9) million, and $66.8 million and $62.9 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Life and accident and health insurance premiums:
  Direct.......................................................................  $   417.4  $   389.1  $   438.9
  Assumed......................................................................      110.7       87.8       71.0
  Ceded........................................................................     (170.1)    (138.9)    (150.3)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $   358.0  $   338.0  $   359.6
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Property and casualty premiums written:
  Direct.......................................................................  $ 2,068.5  $ 2,039.7  $ 2,039.4
  Assumed......................................................................      103.1      108.7      125.0
  Ceded........................................................................     (179.8)    (234.0)    (279.1)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $ 1,991.8  $ 1,914.4  $ 1,885.3
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Property and casualty premiums earned:
  Direct.......................................................................  $ 2,046.2  $ 2,018.5  $ 2,021.7
  Assumed......................................................................      102.0      112.4      137.7
  Ceded........................................................................     (195.1)    (232.6)    (296.2)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $ 1,953.1  $ 1,898.3  $ 1,863.2
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct.......................................................................  $   656.4  $   606.5  $   741.0
  Assumed......................................................................       61.6       44.9       38.5
  Ceded........................................................................     (158.8)     (77.8)     (69.5)
                                                                                 ---------  ---------  ---------
Net policy benefits, claims, losses and loss adjustment expenses...............  $   559.2  $   573.6  $   710.0
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Property and casualty benefits, claims, losses and loss adjustment expenses:
  Direct.......................................................................  $ 1,464.9  $ 1,299.8  $ 1,383.3
  Assumed......................................................................      101.2       85.8      146.1
  Ceded........................................................................     (120.6)      (2.2)    (229.1)
                                                                                 ---------  ---------  ---------
Net policy benefits, claims, losses, and loss adjustment expenses..............  $ 1,445.5  $ 1,383.4  $ 1,300.3
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                         1997       1996       1995
----------------------------------------------------------------------------------  ---------  ---------  ---------
Balance at beginning of year......................................................  $   822.7  $   735.7  $   802.8
  Acquisition expenses deferred...................................................      617.7      560.8      504.8
  Amortized to expense during the year............................................     (476.0)    (483.5)    (470.3)
  Adjustment to equity during the year............................................      (11.1)       9.7      (50.4)
  Transferred to the Closed Block.................................................         --         --      (24.8)
  Adjustment for cession of term life insurance...................................         --         --      (26.4)
  Adjustment for cession of disability income insurance...........................      (38.6)        --         --
  Adjustment for revision of universal and variable universal life insurance
    mortality assumptions.........................................................       50.8         --         --
                                                                                    ---------  ---------  ---------
Balance at end of year............................................................  $   965.5  $   822.7  $   735.7
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $533.6 million, $471.7 million and $446.9 million at December 31, 1997, 1996 and 1995, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 was primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business. Effective October 1, 1997, the Company ceded substantially all of its individual disability income line of business, under a 100% coinsurance agreement to Metropolitan Life Insurance Company. At December 31, 1997, the individual disability income reserves ceded under this agreement were $249.0 million, representing 46.7% of the Company's total accident and health reserves.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Reserve for losses and LAE, beginning of the year..............................  $ 2,744.1  $ 2,896.0  $ 2,821.7
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year.............................    1,564.1    1,513.3    1,427.3
  Decrease in provision for insured events of prior years......................     (127.9)    (141.4)    (137.6)
                                                                                 ---------  ---------  ---------
Total incurred losses and LAE..................................................    1,436.2    1,371.9    1,289.7
                                                                                 ---------  ---------  ---------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current year................      775.1      759.6      652.2
  Losses and LAE attributable to insured events of prior years.................      732.1      627.6      614.3
                                                                                 ---------  ---------  ---------
Total payments.................................................................    1,507.2    1,387.2    1,266.5
                                                                                 ---------  ---------  ---------
Change in reinsurance recoverable on unpaid losses.............................      (50.2)    (136.6)      51.1
                                                                                 ---------  ---------  ---------
Other(1)                                                                              (7.5)        --         --
                                                                                 ---------  ---------  ---------
Reserve for losses and LAE, end of year........................................  $ 2,615.4  $ 2,744.1  $ 2,896.0
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.9 million, $141.4 million and $137.6 million in 1997, 1996, and 1995, respectively.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million in the personal automobile line, as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997 reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million and in the commercial multiple peril line where favorable development increased $7.0 million to $4.3 million, partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million to $22.5 million in 1997.

The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens. The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line of $10.9 million Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

Citizens' favorable development in 1997 primarily reflects a modest shift over the past few years of the workers' compensation business to Western and Northern Michigan, which have demonstrated more favorable loss experience than Eastern Michigan.

Citizens' favorable development in 1996 and 1995 primarily reflects the initiatives taken by the Company to manage medical costs in both the automobile and workers' compensation lines, as well as the impact of the Michigan Supreme Court ruling on workers' compensation indemnity payments in 1995, which decreases the maximum amount to be paid for indemnity cases on all existing and future claims.

Hanover's favorable development from 1995 to 1997 primarily reflects favorable legislation related to workers' compensation, improved safety features in automobiles, improved driving habits and a moderation of medical costs and inflation.

In 1995, Hanover's favorable development was primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 Hanover refined its estimation of unallocated loss adjustment expenses which increased favorable development in that year.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $53.1 million and $50.8 million, net of reinsurance of $15.7 million and $20.2 million at the end of 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. Due to their unusual nature and absence of historical claims data, reserves for these claims are not determined using historical experience to project future losses. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 65.8%, 59.5% and 58.3% of the outstanding shares of common stock at December 31, 1997, 1996 and 1995, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against AFC and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers were liable for $65.0 million and employers would contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. Although the Company believes that adequate reserves have been established for any additional liability, there can be no assurance that the appeal will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Statutory net income (Combined)
  Property and Casualty Companies..............................................  $   190.3  $   155.3  $   155.3
  Life and Health Companies....................................................      191.2      133.3      134.3
Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies..............................................  $ 1,279.8  $ 1,201.6  $ 1,128.4
  Life and Health Companies....................................................    1,221.3    1,120.1      965.6

                   REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of First Allmerica Financial Life Insurance Company and Policyowners of the Separate Account VA-K - Delaware Medallion of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, and Quantum) constituting the Separate Account VA-K - Delaware Medallion of First Allmerica Financial Life Insurance Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Fund, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

March 25, 1998

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                  DECATUR                   CAPITAL
                                               TOTAL RETURN*   DELCHESTER* RESERVES   CASH RESERVE*    DELCAP*
                                               -------------   ----------  ---------  -------------   ---------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
 Premium Fund, Inc...........................   $2,724,609     $1,930,457  $ 348,207    $ 456,536     $ 584,612
Receivable from First Allmerica Financial
 Life Insurance
 Company (Sponsor)...........................           --             7          --           --            --
                                               -------------   ----------  ---------  -------------   ---------
  Total assets...............................    2,724,609     1,930,464     348,207      456,536       584,612

LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance
 Company (Sponsor)...........................           --            --          --            9            --
                                               -------------   ----------  ---------  -------------   ---------
  Net assets.................................   $2,724,609     $1,930,464  $ 348,207    $ 456,527     $ 584,612
                                               -------------   ----------  ---------  -------------   ---------
                                               -------------   ----------  ---------  -------------   ---------

Net asset distribution by category:
  Qualified variable annuity policies........   $  534,420     $ 304,886   $  87,373    $ 106,394     $  99,656
  Non-qualified variable annuity policies....    2,180,189     1,625,578     258,455      350,133       484,956
Value of investment by First Allmerica
 Financial Life Insurance
 Company (Sponsor)...........................           --            --          --           --            --
Value of annuitant mortality fluctuation
 reserve.....................................       10,000            --       2,379           --            --
                                               -------------   ----------  ---------  -------------   ---------
                                                $2,724,609     $1,930,464  $ 348,207    $ 456,527     $ 584,612
                                               -------------   ----------  ---------  -------------   ---------
                                               -------------   ----------  ---------  -------------   ---------

Qualified units outstanding, December 31,
 1997........................................      257,195       219,248      71,987       93,509        60,537
Net asset value per qualified unit, December
 31, 1997....................................   $ 2.077880     $1.390597   $1.213727    $1.137793     $1.646198
Non-qualified units outstanding, December 31,
 1997........................................    1,054,049     1,168,978     214,904      307,729       294,591
Net asset value per non-qualified unit,
 December 31, 1997...........................   $ 2.077880     $1.390597   $1.213727    $1.137793     $1.646198

                                                          INTERNATIONAL
                                               DELAWARE*     EQUITY         VALUE      TREND*
                                               ---------  -------------   ---------  ----------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
 Premium Fund, Inc...........................  $741,074     $ 777,089     $ 455,579  $2,903,795
Receivable from First Allmerica Financial
 Life Insurance
 Company (Sponsor)...........................        --            --            --          --
                                               ---------  -------------   ---------  ----------
  Total assets...............................   741,074       777,089       455,579   2,903,795
LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance
 Company (Sponsor)...........................        --            --            --          --
                                               ---------  -------------   ---------  ----------
  Net assets.................................  $741,074     $ 777,089     $ 455,579  $2,903,795
                                               ---------  -------------   ---------  ----------
                                               ---------  -------------   ---------  ----------
Net asset distribution by category:
  Qualified variable annuity policies........  $284,025     $ 176,253     $  82,207  $  298,789
  Non-qualified variable annuity policies....   447,049       600,836       373,372   2,605,006
Value of investment by First Allmerica
 Financial Life Insurance
 Company (Sponsor)...........................        --            --            --          --
Value of annuitant mortality fluctuation
 reserve.....................................    10,000            --            --          --
                                               ---------  -------------   ---------  ----------
                                               $741,074     $ 777,089     $ 455,579  $2,903,795
                                               ---------  -------------   ---------  ----------
                                               ---------  -------------   ---------  ----------
Qualified units outstanding, December 31,
 1997........................................   161,035       125,585        42,414     162,492
Net asset value per qualified unit, December
 31, 1997....................................  $1.763748    $1.403457     $1.938205  $ 1.838795
Non-qualified units outstanding, December 31,
 1997........................................   259,135       428,111       192,638   1,416,691
Net asset value per non-qualified unit,
 December 31, 1997...........................  $1.763748    $1.403457     $1.938205  $ 1.838795

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                             STRATEGIC             EMERGING   CONVERTIBLE
                                               GLOBAL BOND    INCOME      DEVON     MARKETS   SECURITIES     QUANTUM
                                               -----------   ---------  ---------  ---------  -----------   ---------
ASSETS (NOTES 3 AND 7):
Investments in shares of Delaware Group
 Premium Fund, Inc...........................   $   7,206    $ 290,740  $ 133,074  $     850   $  97,227    $ 128,955
Receivable from First Allmerica Financial
 Life Insurance
 Company (Sponsor)...........................          --           --         --         --          --           --
                                               -----------   ---------  ---------  ---------  -----------   ---------
  Total assets...............................       7,206      290,740    133,074        850      97,227      128,955

LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance
 Company (Sponsor)...........................          --           --         --         --          --           --
                                               -----------   ---------  ---------  ---------  -----------   ---------
  Net assets.................................   $   7,206    $ 290,740  $ 133,074  $     850   $  97,227    $ 128,955
                                               -----------   ---------  ---------  ---------  -----------   ---------
                                               -----------   ---------  ---------  ---------  -----------   ---------

Net asset distribution by category:
  Qualified variable annuity policies........   $      --    $  15,306  $      --  $      --   $   7,738    $      --
  Non-qualified variable annuity policies....       7,206      275,434    133,049        835      89,489      128,930
Value of investment by First Allmerica
 Financial Life Insurance
 Company (Sponsor)...........................          --           --         25         15          --           25
Value of annuitant mortality fluctuation
 reserve.....................................          --           --         --         --          --           --
                                               -----------   ---------  ---------  ---------  -----------   ---------
                                                $   7,206    $ 290,740  $ 133,074  $     850   $  97,227    $ 128,955
                                               -----------   ---------  ---------  ---------  -----------   ---------
                                               -----------   ---------  ---------  ---------  -----------   ---------

Qualified units outstanding, December 31,
 1997........................................          --       14,546         --         --       6,693           --
Net asset value per qualified unit, December
 31, 1997....................................   $1.101635    $1.052272  $1.260890  $0.753559   $1.156066    $1.272012
Non-qualified units outstanding, December 31,
 1997........................................       6,541      261,753    105,540      1,128      77,408      101,379
Net asset value per non-qualified unit,
 December 31, 1997...........................   $1.101635    $1.052272  $1.260890  $0.753559   $1.156066    $1.272012

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                      DECATUR
                                       TOTAL                    CAPITAL      CASH                          INTERNATIONAL
                                      RETURN*    DELCHESTER*   RESERVES    RESERVE*   DELCAP*   DELAWARE*     EQUITY       VALUE
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
INVESTMENT INCOME:
  Dividends........................  $ 41,452     $132,135      $19,667    $10,639    $   --    $ 18,796      $108,398    $ 2,303
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees...........................    24,356       17,988        3,872      2,640     7,272       7,800        30,889      3,743
  Administrative expense fees......     2,923        2,159          464        317       872         936         3,707        449
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
    Total expenses.................    27,279       20,147        4,336      2,957     8,144       8,736        34,596      4,192
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
    Net investment income (loss)...    14,173      111,988       15,331      7,682    (8,144 )    10,060        73,802     (1,889)
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............   140,597           --           --         --    38,811      36,846            --     19,469
  Net realized gain (loss) from
    sales of investments...........    66,828        5,608          516         --    19,337      38,170       435,037     22,939
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
    Net realized gain (loss).......   207,425        5,608          516         --    58,148      75,016       435,037     42,408
  Net unrealized gain (loss).......   261,162       43,881        3,075         --    13,639      60,698      (229,879)    36,464
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------

    Net realized and unrealized
     gain (loss)...................   468,587       49,489        3,591         --    71,787     135,714       205,158     78,872
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
    Net increase (decrease) in net
     assets from operations........  $482,760     $161,477      $18,922    $ 7,682    $63,643   $145,774      $278,960    $76,983
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------
                                     ---------   -----------   ---------   --------   -------   ---------  -------------  -------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                GLOBAL    STRATEGIC             EMERGING    CONVERTIBLE
                                      TREND*     BOND     INCOME**   DEVON**    MARKETS**  SECURITIES**    QUANTUM**
                                     --------   -------   --------   --------   --------   -------------   ----------
INVESTMENT INCOME:
  Dividends........................  $  1,498     $90      $   --     $   --    $    --        $   --        $   --
                                     --------   -------   --------   --------   --------       ------      ----------

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees...........................    14,184      31         506        181        106           221           262
  Administrative expense fees......     1,702       4          61         21         13            26            32
                                     --------   -------   --------   --------   --------       ------      ----------
    Total expenses.................    15,886      35         567        202        119           247           294
                                     --------   -------   --------   --------   --------       ------      ----------
    Net investment income (loss)...   (14,388)     55        (567)      (202)      (119)         (247)         (294)
                                     --------   -------   --------   --------   --------       ------      ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     5,393       2          --         --         --            --            --
  Net realized gain (loss) from
    sales of investments...........    13,826       6           4          3     (3,522)            6         1,124
                                     --------   -------   --------   --------   --------       ------      ----------
    Net realized gain (loss).......    19,219       8           4          3     (3,522)            6         1,124
  Net unrealized gain (loss).......    81,484      15       1,292      4,015       (166)        1,545         2,176
                                     --------   -------   --------   --------   --------       ------      ----------

    Net realized and unrealized
     gain (loss)...................   100,703      23       1,296      4,018     (3,688)        1,551         3,300
                                     --------   -------   --------   --------   --------       ------      ----------
    Net increase (decrease) in net
     assets from operations........  $ 86,315     $78      $  729     $3,816    $(3,807)       $1,304        $3,006
                                     --------   -------   --------   --------   --------       ------      ----------
                                     --------   -------   --------   --------   --------       ------      ----------

* Name changed. See Note 1.

** For the period 5/1/97 (date of initial investment) to 12/31/97.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      DELCAP*
                                   DECATUR                                                                             YEAR
                                TOTAL RETURN*          DELCHESTER*         CAPITAL RESERVES       CASH RESERVE*        ENDED
                             YEAR ENDED DECEMBER   YEAR ENDED DECEMBER   YEAR ENDED DECEMBER   YEAR ENDED DECEMBER   DECEMBER
                                     31,                   31,                   31,                   31,              31,
                             --------------------  --------------------  --------------------  --------------------  ---------
                               1997       1996       1997       1996       1997       1996       1997       1996       1997
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $  14,173  $  16,994  $ 111,988  $  70,438  $  15,331  $  11,410  $   7,682  $   5,825  $  (8,144)
    Net realized gain
      (loss)................   207,425    102,919      5,608        353        516        744         --         --     58,148
    Net unrealized gain
      (loss)................   261,162    118,494     43,881     33,433      3,075     (6,138)        --         --     13,639
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      operations............   482,760    238,407    161,477    104,224     18,922      6,016      7,682      5,825     63,643
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...   528,447     72,064    486,161     73,376     77,896     16,277  1,129,235  2,013,491     13,349
    Withdrawals.............  (128,614)    (4,440)   (84,340)    (5,935)   (47,692)      (960)    (1,600)    (7,529)  (163,729)
    Annuity benefits........        --    (83,847)        --     (8,960)   (25,637)        --    (25,473)        --         --
    Other transfers from
      (to) the General
      Account of First
      Allmerica Financial
      Life Insurance Company
      (Sponsor).............   163,216    551,360    122,637    551,224     87,039     (1,437)  (790,048) (2,008,672)   (44,785)
    Net increase (decrease)
      in investment by First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............        --         --         --         --         --         --         --         --         --
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   563,049    535,137    524,458    609,705     91,606     13,880    312,114     (2,710)  (195,165)
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    Net increase (decrease)
      in net assets......... 1,045,809    773,544    685,935    713,929    110,528     19,896    319,796      3,115   (131,522)

NET ASSETS:
  Beginning of period....... 1,678,800    905,256  1,244,529    530,600    237,679    217,783    136,731    133,616    716,134
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  End of period............. $2,724,609 $1,678,800 $1,930,464 $1,244,529 $ 348,207  $ 237,679  $ 456,527  $ 136,731  $ 584,612
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                1996
                              ---------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $  (5,985)
    Net realized gain
      (loss)................     42,496
    Net unrealized gain
      (loss)................     19,285
                              ---------
    Net increase (decrease)
      in net assets from
      operations............     55,796
                              ---------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...     56,654
    Withdrawals.............    (25,965)
    Annuity benefits........         --
    Other transfers from
      (to) the General
      Account of First
      Allmerica Financial
      Life Insurance Company
      (Sponsor).............    243,287
    Net increase (decrease)
      in investment by First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............         --
                              ---------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    273,976
                              ---------
    Net increase (decrease)
      in net assets.........    329,772
NET ASSETS:
  Beginning of period.......    386,362
                              ---------
  End of period.............  $ 716,134
                              ---------
                              ---------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                      GLOBAL
                                  DELAWARE*        INTERNATIONAL EQUITY         VALUE                 TREND*           BOND
                             YEAR ENDED DECEMBER   YEAR ENDED DECEMBER   YEAR ENDED DECEMBER   YEAR ENDED DECEMBER     YEAR
                                     31,                   31,                   31,                   31,             ENDED
                             --------------------  --------------------  --------------------  --------------------  ---------
                               1997       1996       1997       1996       1997       1996       1997       1996     12/31/97
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $  10,060  $   7,004  $  73,802  $ (10,717) $  (1,889) $  (1,028) $ (14,388) $  (3,273) $     55
    Net realized gain
      (loss)................    75,016     22,585    435,037     13,044     42,408     12,484     19,219    661,978         8
    Net unrealized gain
      (loss)................    60,698     36,248   (229,879)   291,090     36,464     40,038     81,484   (375,272)       15
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      operations............   145,774     65,837    278,960    293,417     76,983     51,494     86,315    283,433        78
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...    69,725      3,660     44,861     58,227    115,492      7,253     58,532    115,381     7,130
    Withdrawals.............  (112,463)    (5,073)  (163,344)   (84,500)  (116,917)    (1,584)   (38,535)   (93,455)       --
    Annuity benefits........        --         --         --    (20,115)        --    (22,078)        --    (61,071)       --
    Other transfers from
      (to) the General
      Account of First
      Allmerica Financial
      Life Insurance Company
      (Sponsor).............    64,393    132,301  (2,379,458) 2,345,120    78,542     87,855  2,359,299  (1,892,041)       --
    Net increase (decrease)
      in investment by First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............        --         --         --         --         --         --         --         --      (223)
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    21,655    130,888  (2,497,941) 2,298,732    77,117     71,446  2,379,296  (1,931,186)    6,907
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    Net increase (decrease)
      in net assets.........   167,429    196,725  (2,218,981) 2,592,149   154,100    122,940  2,465,611  (1,647,753)    6,985

NET ASSETS:
  Beginning of period.......   573,645    376,920  2,996,070    403,921    301,479    178,539    438,184  2,085,937       221
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  End of period............. $ 741,074  $ 573,645  $ 777,089  $2,996,070 $ 455,579  $ 301,479  $2,903,795 $ 438,184  $  7,206
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                               PERIOD
                                FROM
                              ---------
                              5/1/96***
                                 TO
                              12/31/96
                              ---------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $      2
    Net realized gain
      (loss)................        --
    Net unrealized gain
      (loss)................        19
                              ---------
    Net increase (decrease)
      in net assets from
      operations............        21
                              ---------
  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...        --
    Withdrawals.............        --
    Annuity benefits........        --
    Other transfers from
      (to) the General
      Account of First
      Allmerica Financial
      Life Insurance Company
      (Sponsor).............        --
    Net increase (decrease)
      in investment by First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............       200
                              ---------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........       200
                              ---------
    Net increase (decrease)
      in net assets.........       221
NET ASSETS:
  Beginning of period.......        --
                              ---------
  End of period.............  $    221
                              ---------
                              ---------

*  Name changed. See Note 1.

*** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             STRATEGIC             EMERGING   CONVERTIBLE
                              INCOME      DEVON     MARKETS   SECURITIES  QUANTUM
                              PERIOD     PERIOD     PERIOD     PERIOD     PERIOD
                               FROM       FROM       FROM       FROM       FROM
                             5/1/97***  5/1/97***  5/1/97***  5/1/97***  5/1/97***
                                TO         TO         TO         TO         TO
                             12/31/97   12/31/97   12/31/97   12/31/97   12/31/97
                             ---------  ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (567)  $   (202)  $   (119)  $   (247)  $   (294)
    Net realized gain
      (loss)................        4          3     (3,522)         6      1,124
    Net unrealized gain
      (loss)................    1,292      4,015       (166)     1,545      2,176
                             ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      operations............      729      3,816     (3,807)     1,304      3,006
                             ---------  ---------  ---------  ---------  ---------

  FROM CAPITAL TRANSACTIONS
    (NOTE 5):
    Net purchase payments...  269,043     79,238      1,000     95,927     77,052
    Withdrawals.............       --         --         --         --         --
    Annuity benefits........       --         --         --         --         --
    Other transfers from
      (to) the General
      Account of First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............   20,969     50,000      3,637         --     48,877
    Net increase (decrease)
      in investment by First
      Allmerica Financial
      Life
      Insurance Company
      (Sponsor).............       (1)        20         20         (4)        20
                             ---------  ---------  ---------  ---------  ---------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........  290,011    129,258      4,657     95,923    125,949
                             ---------  ---------  ---------  ---------  ---------

    Net increase (decrease)
      in net assets.........  290,740    133,074        850     97,227    128,955

NET ASSETS:
  Beginning of period.......       --         --         --         --         --
                             ---------  ---------  ---------  ---------  ---------
  End of period............. $290,740   $133,074   $    850   $ 97,227   $128,955
                             ---------  ---------  ---------  ---------  ---------
                             ---------  ---------  ---------  ---------  ---------

*** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account VA-K, which funds the Delaware Medallion variable annuity contracts (the Delaware contracts) in addition to other contracts (the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers fifteen Sub-Accounts under the Delaware contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Delaware Group Premium Fund, Inc. (DGPF), managed by Delaware Management Company, Inc., or Delaware International Advisers, Ltd. DGPF (the "Fund") is an open-end, diversified management investment company registered under the 1940 Act.

    Separate Account VA-K funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract. The following name changes were made effective May 1, 1997:

     Sub-Account            Sub-Account
 formerly known as:     currently known as:
---------------------  ---------------------
Equity Income          Decatur Total Return
High Yield             Delchester
Money Market           Cash Reserve
Growth                 DelCap
Multiple Strategy      Delaware
Emerging Growth        Trend

    Also effective May 1, 1997, the Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Sub-Accounts were added to Separate Account VA-K.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments in shares of DGPF are stated at the net asset value per share of the respective investment portfolio of DGPF. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of DGPF at net asset value.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

    ANNUITANT MORTALITY FLUCTUATION RESERVE -- A strengthening reserve is required for doing business in the State of New York. The purpose of this reserve is to provide for future mortality experience which is less favorable than that assumed in pricing the annuity. This reserve is funded by the Company.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in DGPF at December 31, 1997 were as follows:

                                                                PORTFOLIO INFORMATION
                                                          ----------------------------------
                                                                                   NET ASSET
                                                          NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                        SHARES        COST     PER SHARE
--------------------------------------------------------  ----------   ----------  ---------
Decatur Total Return*...................................    144,926    $2,181,996   $18.800
Delchester*.............................................    202,992     1,850,210     9.510
Capital Reserves........................................     35,568       344,196     9.790
Cash Reserve*...........................................     45,654       456,536    10.000
DelCap*.................................................     33,851       495,605    17.270
Delaware*...............................................     38,902       586,203    19.050
International Equity....................................     50,070       287,619    15.520
Value...................................................     25,423       350,289    17.920
Trend*..................................................    166,981     2,780,258    17.390
Global Bond.............................................        686         7,172    10.500
Strategic Income........................................     27,377       289,448    10.620
Devon...................................................     10,454       129,059    12.730
Emerging Markets........................................         96         1,016     8.880
Convertible Securities..................................      8,331        95,682    11.670
Quantum.................................................     10,043       126,779    12.840

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

    For contracts issued on Form A3019-94 GRC (Delaware Medallion I) a $30 contract fee is deducted on the contract anniversary date and upon full surrender of the contract when the accumulated value is $50,000 or

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

less. For contracts issued on Form A3025-96 (Delaware Medallion III) a $30 fee is deducted on the contract anniversary date and upon full surrender if the accumulated value is less than $50,000. The fee is currently waived for all contracts (3019 & 3025) issued to the trustee of a 401(k) plan. For the year ended December 31, 1997 and the period ended December 31, 1996, contract fees deducted from the accumulated value in Separate Account VA-K amounted to $3,128 and $2,581, respectively. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers. As the current series of contracts have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1997 and the period ended December 31, 1996, the Company received $35,112 and $6,694, respectively, for contingent deferred sales charges applicable to Separate Account VA-K.

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                          YEAR ENDED DECEMBER 31,
                                       1997                     1996
                              -----------------------  -----------------------
                                UNITS       AMOUNT       UNITS       AMOUNT
                              ----------  -----------  ----------  -----------
Decatur Total Return*
  Issuance of Units.........     500,746  $   976,895     505,771  $   728,245
  Redemption of Units.......    (233,587)    (413,846)   (131,823)    (193,108)
                              ----------  -----------  ----------  -----------
    Net increase............     267,159  $   563,049     373,948  $   535,137
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Delchester*
  Issuance of Units.........     506,081  $   681,334     561,295  $   648,679
  Redemption of Units.......    (120,874)    (156,876)    (33,774)     (38,974)
                              ----------  -----------  ----------  -----------
    Net increase............     385,207  $   524,458     527,521  $   609,705
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Capital Reserves
  Issuance of Units.........     226,513  $   264,440      42,892  $    47,625
  Redemption of Units.......    (147,420)    (172,834)    (30,405)     (33,745)
                              ----------  -----------  ----------  -----------
    Net increase............      79,093  $    91,606      12,487  $    13,880
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Cash Reserve*
  Issuance of Units.........   1,326,202  $ 1,479,573   2,118,421  $ 2,279,810
  Redemption of Units.......  (1,049,663)  (1,167,459) (2,119,877)  (2,282,520)
                              ----------  -----------  ----------  -----------
    Net increase
      (decrease)............     276,539  $   312,114      (1,456) $    (2,710)
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------

* Name changed. See Note 1.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                          YEAR ENDED DECEMBER 31,
                                       1997                     1996
                              -----------------------  -----------------------
                                UNITS       AMOUNT       UNITS       AMOUNT
                              ----------  -----------  ----------  -----------
DelCap*
  Issuance of Units.........      71,181  $   110,048     235,810  $   361,354
  Redemption of Units.......    (208,990)    (305,213)    (43,007)     (87,378)
                              ----------  -----------  ----------  -----------
    Net increase
      (decrease)............    (137,809) $  (195,165)    192,803  $   273,976
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Delaware*
  Issuance of Units.........     279,831  $   360,738     121,487  $   163,747
  Redemption of Units.......    (265,151)    (339,083)    (20,483)     (32,859)
                              ----------  -----------  ----------  -----------
    Net increase............      14,680  $    21,655     101,004  $   130,888
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
International Equity
  Issuance of Units.........     195,354  $   274,015   2,016,186  $ 2,458,630
  Redemption of Units.......  (1,885,903)  (2,771,956)   (130,023)    (159,898)
                              ----------  -----------  ----------  -----------
    Net increase
      (decrease)............  (1,690,549) $(2,497,941)  1,886,163  $ 2,298,732
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Value
  Issuance of Units.........     110,902  $   200,491   1,290,877  $   108,863
  Redemption of Units.......     (79,768)    (123,374) (1,232,888)     (37,417)
                              ----------  -----------  ----------  -----------
    Net increase............      31,134  $    77,117      57,989  $    71,446
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Trend*
  Issuance of Units.........   1,378,734  $ 2,517,123     239,345  $   369,213
  Redemption of Units.......     (84,798)    (137,827) (1,440,211)  (2,300,399)
                              ----------  -----------  ----------  -----------
    Net increase
      (decrease)............   1,293,936  $ 2,379,296  (1,200,866) $(1,931,186)
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Global Bond
  Issuance of Units.........       6,541  $     7,130         200  $       200
  Redemption of Units.......        (200)        (223)         --           --
                              ----------  -----------  ----------  -----------
    Net increase............       6,341  $     6,907         200  $       200
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Strategic Income
  Issuance of Units.........     276,642  $   290,343          --  $        --
  Redemption of Units.......        (343)        (332)         --           --
                              ----------  -----------  ----------  -----------
    Net increase............     276,299  $   290,011          --  $        --
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Devon
  Issuance of Units.........     105,540  $   129,258          --  $        --
  Redemption of Units.......          --           --          --           --
                              ----------  -----------  ----------  -----------
    Net increase............     105,540  $   129,258          --  $        --
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------

* Name changed. See Note 1.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                          YEAR ENDED DECEMBER 31,
                                       1997                     1996
                              -----------------------  -----------------------
                                UNITS       AMOUNT       UNITS       AMOUNT
                              ----------  -----------  ----------  -----------
Emerging Markets
  Issuance of Units.........      73,212  $    81,084          --  $        --
  Redemption of Units.......     (72,084)     (76,427)         --           --
                              ----------  -----------  ----------  -----------
    Net increase............       1,128  $     4,657          --  $        --
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Convertible Securities
  Issuance of Units.........      84,102  $    95,927          --  $        --
  Redemption of Units.......          (1)          (4)         --           --
                              ----------  -----------  ----------  -----------
    Net increase............      84,101  $    95,923          --  $        --
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------
Quantum
  Issuance of Units.........     132,408  $   165,974          --  $        --
  Redemption of Units.......     (31,029)     (40,025)         --           --
                              ----------  -----------  ----------  -----------
    Net increase............     101,379  $   125,949          --  $        --
                              ----------  -----------  ----------  -----------
                              ----------  -----------  ----------  -----------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

                  SEPARATE ACCOUNT VA-K -- DELAWARE MEDALLION

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the DGPF shares by Separate Account VA-K during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                  PURCHASES     SALES
----------------------------------------------------  ----------  ----------
Decatur Total Return*...............................  $1,150,693  $  432,874
Delchester*.........................................     808,484     172,038
Capital Reserves....................................     273,911     166,974
Cash Reserve*.......................................   1,288,399     968,594
DelCap*.............................................     152,622     317,120
Delaware*...........................................     411,981     343,420
International Equity................................     354,639   2,778,778
Value...............................................     217,795     123,098
Trend*..............................................   2,515,783     145,482
Global Bond.........................................       7,222         258
Strategic Income....................................     290,032         588
Devon...............................................     129,258         202
Emerging Markets....................................      81,104      76,566
Convertible Securities..............................      95,948         272
Quantum.............................................     166,002      40,347
                                                      ----------  ----------
Totals..............................................  $7,943,873  $5,566,611
                                                      ----------  ----------
                                                      ----------  ----------

* Name changed. See Note 1.

                              PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

     Financial Statements Included in Part A
     None

     Financial Statements Included in Part B

     Financial Statements for First Allmerica Financial Life Insurance
      Company
     Financial Statements for Separate Account VA-K of First Allmerica
      Financial Life Insurance Company

     Financial Statements Included in Part C
     None



     (b)  EXHIBITS

     EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated August 20, 1991 is filed herewith.

     EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the registrant NOT pursuant to a trust indenture or other such instrument.

     EXHIBIT 3   (a)   Underwriting and Administrative Services Agreement is
                       filed herewith.

                 (b) Sales Agreements with Commission Schedule are filed herewith.

                 (c)   General Agent's Agreement is filed herewith.

                 (d)   Career Agent Agreement is filed herewith.

                 (e)   Registered Representative's Agreement is filed herewith.

     EXHIBIT 4 Policy Form A is filed herewith. Policy Form B was previously filed on March 1, 1996 in Post-Effective Amendment No. 5 and is incorporated by reference herein.

     EXHIBIT 5 Application Form is filed herewith. Application Form B was previously filed on March 1, 1996 in Post-Effective Amendment No. 5 and is incorporated by reference herein.

     EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on October 12, 1995 in Post-Effective Amendment No. 4 and are incorporated by reference herein. Revised Bylaws were previously filed on May 1, 1996 in Post-Effective Amendment No. 6 and are incorporated by reference herein.

     EXHIBIT 7   Not Applicable.

     EXHIBIT 8   (a)   Fidelity Service Agreement was previously filed on April
                       29, 1996 in Post-Effective Amendment No. 6 and is incorporated by reference herein.

                 (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 8 and is incorporated by reference herein.

                 (c) Fidelity Service Contract was previously filed on May 1, 1997 in Post-Effective Amendment No. 8 and is incorporated by reference herein.

                 (d) BFDS Agreements for lockbox and mailroom services are filed herewith.

     EXHIBIT 9   Opinion of Counsel is filed herewith.

     EXHIBIT 10  Consent of Independent Accountants is filed herewith.

     EXHIBIT 11  None.

     EXHIBIT 12  None.

     EXHIBIT 13  Not Applicable.

     EXHIBIT 14  Not Applicable.

     EXHIBIT 15 Form of Participation Agreement with Delaware Group Premium Fund, Inc. and Amendment is filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


         NAME AND POSITION                            PRINCIPAL OCCUPATION(S) DURING
           WITH COMPANY                                      PAST FIVE YEARS
           ------------                                      ---------------
Bruce C. Anderson                                 Director of First Allmerica since 1996; Vice
  Director and Vice President                      President, First Allmerica since 1984

Abigail M. Armstrong                              Secretary of First Allmerica since 1996; Counsel,
  Secretary and Counsel                            First Allmerica since 1991

Robert E. Bruce                                   Director and Chief Information Officer of First
  Director, Vice President and                     Allmerica since 1997; Vice President of First
  Chief Information Officer                        Allmerica since 1995; Corporate Manager, Digital
                                                   Equipment Corporation 1979 to 1995

John P. Kavanaugh                                 Director and Chief Investment Officer of First
  Director, Vice President and                     Allmerica since 1996; Vice President, First Allmerica
  Chief Investment Officer                         since 1991

John F. Kelly                                     Director of First Allmerica since 1996; Senior Vice
  Director, Senior Vice President,                 President, First Allmerica since 1986; General Counsel,
  General Counsel and Assistant Secretary          First Allmerica since 1981; Assistant Secretary,
                                                   First Allmerica since 1991

J. Barry May                                      Director of First Allmerica since 1996; Director and
  Director                                         President, The Hanover Insurance Company since 1996;
                                                   Vice President, The Hanover Insurance Company 1993 to
                                                   1996;  General Manager, The Hanover Insurance Company
                                                   1989 to 1993

James R. McAuliffe
  Director                                        Director of First Allmerica since 1996; Director of Citizens
                                                   Insurance Company of America since 1992; President since 1994, and CEO since 1996; Vice President, First Allmerica 1982 to
                                                   1994 and Chief Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien                                   Director, Chairman of the Board, President and Chief Executive
  Director, Chairman of the Board,                 Officer, First Allmerica since 1989
  President and Chief Executive Officer

Edward J. Parry, III                              Director and Chief Financial Officer of First Allmerica since
  Director, Vice President,                        1996; Vice President and Treasurer, First Allmerica since
  Chief Financial Officer and Treasurer            1993;  Assistant Vice President, 1992 to 1993

Richard M. Reilly                                 Director of First Allmerica since 1996; Vice President, First
  Director and Vice President                      Allmerica since 1990; Director, Allmerica Investments, Inc.
                                                   since 1990; Director and President, Allmerica Financial
                                                   Investment Management Services, Inc. since 1990

Eric A. Simonsen                                  Director of First Allmerica since 1996; Vice President, First
  Director and Vice President                      Allmerica since 1990; Chief Financial Officer, First Allmerica
                                                   1990 to 1996

Phillip E. Soule                                  Director of First Allmerica since 1996; Vice President, First
  Director and Vice President                      Allmerica since 1987




ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

     See attached organizational chart.

                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



          NAME                               ADDRESS                       TYPE OF BUSINESS
          ----                               -------                       ----------------
AAM Equity Fund                         440 Lincoln Street            Massachusetts Grantor Trust
                                        Worcester MA 01653

AFC Capital Trust I                     440 Lincoln Street            Statutory Business Trust
                                        Worcester MA 01653

Allmerica Asset Management Limited      440 Lincoln Street            Investment advisory services
                                        Worcester MA 01653

Allmerica Asset Management, Inc.        440 Lincoln Street            Investment advisory services
                                        Worcester MA 01653

Allmerica Benefits, Inc.                440 Lincoln Street            Non-insurance medical services
                                        Worcester MA 01653

Allmerica Equity Index Pool             440 Lincoln Street            Massachusetts Grantor Trust
                                        Worcester MA 01653


Allmerica Financial Alliance            100 North Parkway             Multi-line property and
Insurance Company                       Worcester MA 01605            casualty insurance


Allmerica Financial Benefit             100 North Parkway             Multi-line property and
Insurance Company                       Worcester MA 01605            casualty insurance

Allmerica Financial Corporation         440 Lincoln Street            Holding Company
                                        Worcester MA 01653


Allmerica Financial Insurance           440 Lincoln Street            Insurance Broker
Brokers, Inc.                           Worcester MA 01653

Allmerica Financial Life                440 Lincoln Street            Life insurance, accident and
Insurance and Annuity Company           Worcester MA 01653            health insurance, annuities,
(formerly known as SMA Life                                           variable annuities and variable
Assurance Company)                                                    life insurance


Allmerica Financial Services            440 Lincoln Street            Insurance Agency
Insurance Agency, Inc.                  Worcester MA 01653

Allmerica Funding Corp.                 440 Lincoln Street            Special purpose funding vehicle
                                        Worcester MA 01653            for commercial paper

Allmerica Funds                         440 Lincoln Street            Investment Company
                                        Worcester MA 01653

Allmerica, Inc.                         440 Lincoln Street            Common employer for Allmerica
                                        Worcester MA 01653            Financial Corporation entities

Allmerica Institutional                 440 Lincoln Street            Accounting, marketing and shareholder
Services, Inc. (formerly known          Worcester MA 01653            services for investment companies
as 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Management         440 Lincoln Street            Investment advisory services
Company, Inc.                           Worcester MA 01653

Allmerica Investments, Inc.             440 Lincoln Street            Securities, retail broker-dealer
                                        Worcester MA 01653

Allmerica Investment Trust              440 Lincoln Street            Investment Company
                                        Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.   440 Lincoln Street            Insurance Agency
                                        Worcester MA 01653

Allmerica Property & Casualty           440 Lincoln Street
Companies, Inc.                         Worcester MA 01653            Holding Company

Allmerica Securities Trust              440 Lincoln Street            Investment Company
                                        Worcester MA 01653

Allmerica Services Corporation          440 Lincoln Street            Internal administrative services provider
                                        Worcester MA 01653            to Allmerica Financial Corporation entities

Allmerica Trust Company, N.A.           440 Lincoln Street            Limited purpose national trust company
                                        Worcester MA 01653

AMGRO, Inc.                             100 North Parkway             Premium financing
                                        Worcester MA 01605

APC Funding Corp.                       440 Lincoln Street            Special purpose funding vehicle
                                        Worcester MA 01653            for commercial paper

Beltsville Drive Limited Partnership    440 Lincoln Street            Real estate partnership
                                        Worcester MA 01653

Citizens Corporation                    440 Lincoln Street            Holding Company
                                        Worcester MA 01653

Citizens Insurance Company of America   645 West Grand River          Multi-line property and
                                        Howell MI 48843               casualty insurance

Citizens Insurance Company of Illinois  333 Pierce Road               Multi-line property and
                                        Itasca IL 60143               casualty insurance

Citizens Insurance Company              3950 Priority Way             Multi-line property and
of the Midwest                          South Drive, Suite 200        casualty insurance
                                        Indianapolis IN 46280

Citizens Insurance Company of Ohio      8101 N. High Street           Multi-line property and
                                        P.O. Box 342250               casualty insurance
                                        Columbus OH 43234

Citizens Management, Inc.               645 West Grand River          Services management company
                                        Howell MI 48843

First Allmerica Financial Life          440 Lincoln Street            Life, pension, annuity, accident
Insurance Company (formerly State       Worcester MA 01653            and health insurance company
Mutual Life Assurance Company
of America)

First Sterling Limited                  440 Lincoln Street            Holding Company
                                        Worcester MA 01653


First Sterling Reinsurance              440 Lincoln Street            Reinsurance Company
Company Limited                         Worcester MA 01653

Greendale Special Placements Fund       440 Lincoln Street            Massachusetts Grantor Trust
                                        Worcester MA 01653

The Hanover American Insurance Company  100 North Parkway             Multi-line property and
                                        Worcester MA 01605            casualty insurance

The Hanover Insurance Company           100 North Parkway             Multi-line property and
                                        Worcester MA 01605            casualty insurance


Hanover Texas Insurance Management      801 East Campbell Road        Attorney-in-fact for Hanover
Company, Inc.                           Richardson TX 75081           Lloyd's Insurance Company

Hanover Lloyd's Insurance Company       801 East Campbell Road        Multi-line property and
                                        Richardson TX 75081           casualty insurance

Linder Skokie Real Estate Corporation   440 Lincoln Street            Real estate holding company
                                        Worcester MA 01653

Lloyds Credit Corporation               440 Lincoln Street
                                        Worcester MA 01653            Premium financing service franchises

Logan Wells Water Company, Inc.         603 Heron Drive               Water Company serving land development
                                        Bridgeport NJ 08014           investment

Massachusetts Bay Insurance Company     100 North Parkway             Multi-line property and
                                        Worcester MA 01605            casualty insurance

SMA Financial Corp.                     440 Lincoln Street            Holding Company
                                        Worcester MA 01653

Somerset Square, Inc.                   440 Lincoln Street            Real estate holding company
                                        Worcester MA 01653


Sterling Risk Management                440 Lincoln Street            Risk management services
Services, Inc.                          Worcester MA 01653


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 27, 1998, there were 60 Contract owners of qualified Contracts and 208 Contract owners of non-qualified Contracts.



ITEM 28.  INDEMNIFICATION

     To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

     1. for and breach of the director's duty of loyalty to the Company or its policyholders;

     2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

     3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B
          Section 62;

     4. for any transactions from which the director derived an improper personal benefit.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate

               Account, Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -    Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653



        NAME                               POSITION OR OFFICE WITH UNDERWRITER
        ----                               -----------------------------------
     Abigail M. Armstrong               Secretary and Counsel

     Emil J. Aberizk, Jr.               Vice President

     Edward T. Berger                   Vice President and Chief Compliance
                                        Officer

     Richard F. Betzler, Jr.            Vice  President

     Philip J. Coffey                   Vice President

     Thomas P. Cunningham               Vice President, Chief Financial Officer
                                        and Controller

     John F. Kelly                      Director

     William F. Monroe, Jr.             Vice President

     David J. Mueller                   Vice President

     John F. O'Brien                    Director

     Stephen Parker                     President, Director and Chief Executive
                                        Officer

     Edward J. Parry, III               Treasurer

     Richard M. Reilly                  Director

     Eric A. Simonsen                   Director

     Mark G. Steinberg                  Senior Vice President



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.


ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.


ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/withdrawal restrictions imposed by the Program and by
          Section 403(b)(11)  to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (i) the restrictions on redemption/withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                     SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 15th day of April, 1998.

                              SEPARATE ACCOUNT VA-K OF
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                           By: /s/ Abigail M. Armstrong
                               ------------------------------
                                Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURES                          TITLE                           DATE
---------                           -----                           ----
/s/ John F. O'Brien           Director, President and            April 15, 1998
----------------------        Chief Executive Officer
John F. O'Brien

/s/ Bruce C. Anderson         Director and Vice President
----------------------
Bruce C. Anderson

/s/ Robert E. Bruce           Director, Vice President and
----------------------        Chief Information Officer
Robert E. Bruce

/s/ John P. Kavanaugh         Director, Vice President and
----------------------        Chief Investment Officer
John P. Kavanaugh

/s/ John F. Kelly             Director, Senior Vice President and
----------------------        General Counsel
John F. Kelly

/s/ J. Barry May              Director
----------------------
J. Barry May

/s/ James R. McAuliffe        Director
----------------------
James R. McAuliffe

/s/ Edward J. Parry, III      Director, Vice President,
----------------------        Chief Financial Officer
Edward J. Parry, III          and Treasurer

/s/ Richard M. Reilly         Director and Vice President
----------------------
Richard M. Reilly

/s/ Eric A. Simonsen          Director and Vice President
----------------------
Eric A. Simonsen

 /s/ Philip E. Soule          Director and Vice President
----------------------
Phillip E. Soule

                                   EXHIBIT TABLE



Exhibit 1           Vote of Board of Directors

Exhibit 3(a)        Underwriting and Administrative Services Agreement

Exhibit 3(b)        Sales Agreements with Commission Schedule

Exhibit 3(c)        General Agent's Agreement

Exhibit 3(d)        Career Agent Agreement

Exhibit 3(e)        Registered Representative's Agreement

Exhibit 4           Policy Form A

Exhibit 5           Application Form A

Exhibit 8(d)        BFDS Agreements

Exhibit 9           Opinion of Counsel

Exhibit 10          Consent of Independent Accountants

Exhibit 15 Form of Participation Agreement with Delaware Group Premium Fund, Inc. and Amendment